                                                                      Exhibit 99

                            Global Structured Finance

                                 BoAALT 2003-11
                                15 Yr Fixed Rate
                            Collateral Summary Report

                                Dec 5, 2003 16:23

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $98,085,261.40
Loan Count: 948
Cut-off Date: 2003-12-01
Avg. Loan Balance: $103,465.47
Avg. Orig. Balance: $103,841.88
W.A. FICO*: 732
W.A. Orig. LTV: 60.60%
W.A. Cut-Off LTV: 60.38%
W.A. Gross Coupon: 5.6107%
W.A. Net Coupon: 5.3532%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 177 months
W.A. Rem. Term: 176 months
W.A. Age: 1 months
% over 80 COLTV: 3.24%
% over 100 COLTV: 0.00%
% with PMI: 3.24%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 10.88%
W.A. MI Adjusted LTV: 60.07%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.09%
% Conforming: 94.74%

* FICO not available for 5 loans, or 0.5% of the aggregate pool balance.

--------------------------------------------------------------------------------

2.  Original Balance

---------------------------------------
Original Balance                Percent
---------------------------------------
*** 50,000                         7.86%
---------------------------------------
50,001 - 150,000                  50.56
---------------------------------------
150,001 - 250,000                 22.20
---------------------------------------
250,001 - 350,000                 12.40
---------------------------------------
350,001 - 450,000                  3.62
---------------------------------------
450,001 - 550,000                  1.48
---------------------------------------
550,001 - 650,000                  1.89
---------------------------------------
Total:                           100.00%
---------------------------------------

Average: $103,841.88
Lowest: $13,000.00
Highest: $650,000.00

*** is less than or equal to
--------------------------------------------------------------------------------

3.  Cut-Off Balance

---------------------------------------
Cut-Off Balance                 Percent
---------------------------------------
*** 50,000                         7.86%
---------------------------------------
50,001 - 150,000                  50.86
---------------------------------------
150,001 - 250,000                 21.89
---------------------------------------
250,001 - 350,000                 12.40
---------------------------------------
350,001 - 450,000                  3.62
---------------------------------------
450,001 - 550,000                  1.48
---------------------------------------
550,001 - 650,000                  1.89
---------------------------------------
Total:                           100.00%
---------------------------------------

Average: $103,465.47
Lowest: $12,953.35
Highest: $644,477.95

--------------------------------------------------------------------------------

4. Index

---------------------------------------
Index                           Percent
---------------------------------------
FIX                              100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

---------------------------------------
Product Type                    Percent
---------------------------------------
15 YR                             81.25%
---------------------------------------
15 YR EXP Criteria                18.75
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

---------------------------------------
Coupon                          Percent
---------------------------------------
4.001 - 4.125                      0.10%
---------------------------------------
4.126 - 4.250                      0.22
---------------------------------------
4.251 - 4.375                      0.15
---------------------------------------
4.376 - 4.500                      0.64
---------------------------------------
4.501 - 4.625                      0.11
---------------------------------------
4.626 - 4.750                      3.35
---------------------------------------
4.751 - 4.875                      3.35
---------------------------------------
4.876 - 5.000                      4.34
---------------------------------------
5.001 - 5.125                      2.57
---------------------------------------

*** is less than or equal to

---------------------------------------
5.126 - 5.250                      5.59
---------------------------------------
5.251 - 5.375                     10.80
---------------------------------------
5.376 - 5.500                     14.51
---------------------------------------
5.501 - 5.625                      6.59
---------------------------------------
5.626 - 5.750                     12.11
---------------------------------------
5.751 - 5.875                     15.20
---------------------------------------
5.876 - 6.000                      8.67
---------------------------------------
6.001 - 6.125                      4.79
---------------------------------------
6.126 - 6.250                      4.12
---------------------------------------
6.251 - 6.375                      1.66
---------------------------------------
6.376 - 6.500                      0.48
---------------------------------------
6.501 - 6.625                      0.18
---------------------------------------
6.626 - 6.750                      0.13
---------------------------------------
6.751 - 6.875                      0.09
---------------------------------------
7.376 - 7.500                      0.24
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 5.611
Lowest: 4.125
Highest: 7.500

--------------------------------------------------------------------------------

7.  Credit Score

---------------------------------------
Credit Score                    Percent
---------------------------------------
800 - 849                          3.38%
---------------------------------------
750 - 799                         35.46
---------------------------------------
700 - 749                         36.87
---------------------------------------
650 - 699                         19.53
---------------------------------------
600 - 649                          4.27
---------------------------------------
N/A                                0.49
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 732
Lowest: 612
Highest: 837

--------------------------------------------------------------------------------

8.  Lien Position

---------------------------------------
Lien Position                   Percent
---------------------------------------
1                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

---------------------------------------
Loan Purpose                    Percent
---------------------------------------
Refinance-Rate/Term               43.18%
---------------------------------------
Refinance-Cashout                 38.58
---------------------------------------
Purchase                          18.23
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

10. Property Type

---------------------------------------
Property Type                   Percent
---------------------------------------
SFR                               58.68%
---------------------------------------
2-Family                          12.74
---------------------------------------
Condo                             10.28
---------------------------------------
PUD Detach                         6.37
---------------------------------------
4-Family                           5.61
---------------------------------------
3-Family                           4.38
---------------------------------------
PUD Attach                         1.64
---------------------------------------
Townhouse                          0.28
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

---------------------------------------
Appraisal Method                Percent
---------------------------------------
AVM                               24.99%
---------------------------------------
FULL                              75.01
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

12. Documentation

---------------------------------------
Documentation                   Percent
---------------------------------------
Reduced                           46.81%
---------------------------------------
Standard                          29.92
---------------------------------------
Stated                            13.99
---------------------------------------
No Ratio                           4.86
---------------------------------------
All Ready Home                     3.94
---------------------------------------
Rapid                              0.48
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

---------------------------------------
Occupancy Status                Percent
---------------------------------------
Investor                          79.25%
---------------------------------------
Primary                           19.07
---------------------------------------
Secondary                          1.68
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

---------------------------------------
PMI Providers                   Percent
---------------------------------------
NONE                              96.76%
---------------------------------------
GEMIC                              1.62
---------------------------------------
UGIC                               0.70
---------------------------------------
RMIC                               0.40
---------------------------------------
TGIC                               0.32
---------------------------------------
PMIC                               0.17
---------------------------------------
RGIC                               0.02
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

15. State

---------------------------------------
State                           Percent
---------------------------------------
California                        38.00%
---------------------------------------
Florida                           12.59
---------------------------------------
Texas                              4.97
---------------------------------------
Virginia                           4.30
---------------------------------------
New York                           3.17
---------------------------------------
Other                             36.97
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

16. Zip Code

---------------------------------------
Zip Code                        Percent
---------------------------------------
11204                              1.09%
---------------------------------------
91344                              0.73
---------------------------------------
90046                              0.67
---------------------------------------
91765                              0.66
---------------------------------------
90024                              0.66

---------------------------------------
Other                             96.20
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

17. Delinquency*

---------------------------------------
Delinquency*                    Percent
---------------------------------------
0-29 days                        100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------------------
Times 30 Days DLQ               Percent
---------------------------------------
0                                 99.07%
---------------------------------------
1                                  0.93
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

---------------------------------------
Convertible Flag                Percent
---------------------------------------
N                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------------------
Buydown Agreement               Percent
---------------------------------------
N                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

21. Original Term

---------------------------------------
Original Term                   Percent
---------------------------------------
120                                4.93%
---------------------------------------
156                                0.08
---------------------------------------
168                                0.16
---------------------------------------
180                               94.82
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 177.0 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

---------------------------------------
Cut-Off Remaining Term          Percent
---------------------------------------
115 - 120                          4.93%
---------------------------------------
121 - 168                          0.25
---------------------------------------
169 - 174                          0.06
---------------------------------------
175 - 180                         94.76
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 176.1 months
Lowest: 116 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

---------------------------------------
Cutoff Loan Age                 Percent
---------------------------------------
0                                 21.45%
---------------------------------------
1 - 6                             78.50
---------------------------------------
7 - 12                             0.06
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 0.9 months
Lowest: 0 months
Highest: 9 months

--------------------------------------------------------------------------------

24. OLTV

---------------------------------------
OLTV                            Percent
---------------------------------------
*** 20.00                          1.01%
---------------------------------------
20.01 - 25.00                      2.22
---------------------------------------
25.01 - 30.00                      3.74
---------------------------------------
30.01 - 35.00                      2.91
---------------------------------------
35.01 - 40.00                      5.36
---------------------------------------
40.01 - 45.00                      5.26
---------------------------------------
45.01 - 50.00                      7.21
---------------------------------------
50.01 - 55.00                      6.17
---------------------------------------
55.01 - 60.00                      7.82
---------------------------------------
60.01 - 65.00                      8.99
---------------------------------------
65.01 - 70.00                     15.03
---------------------------------------
*** is less than or equal to

---------------------------------------
70.01 - 75.00                     14.74
---------------------------------------
75.01 - 80.00                     16.31
---------------------------------------
80.01 - 85.00                      0.61
---------------------------------------
85.01 - 90.00                      2.64
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 60.60%
Lowest: 1.76%
Highest: 90.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

---------------------------------------
Cut-Off LTV                     Percent
---------------------------------------
*** 20.00                          1.04%
---------------------------------------
20.01 - 25.00                      2.18
---------------------------------------
25.01 - 30.00                      3.74
---------------------------------------
30.01 - 35.00                      2.91
---------------------------------------
35.01 - 40.00                      5.48
---------------------------------------
40.01 - 45.00                      5.35
---------------------------------------
45.01 - 50.00                      7.51
---------------------------------------
50.01 - 55.00                      5.72
---------------------------------------
55.01 - 60.00                      7.82
---------------------------------------
60.01 - 65.00                      9.26
---------------------------------------
65.01 - 70.00                     15.64
---------------------------------------
70.01 - 75.00                     13.90
---------------------------------------
75.01 - 80.00                     16.21
---------------------------------------
80.01 - 85.00                      0.84
---------------------------------------
85.01 - 90.00                      2.40
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 60.38%
Lowest: 1.76%
Highest: 90.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the

*** is less than or equal to
material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2003-11 Group 2
                             30YR CB Owner Occupied
                            Collateral Summary Report

                                Dec 5, 2003 16:07

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $74,149,005.29
Loan Count: 485
Cut-off Date: 2003-12-01
Avg. Loan Balance: $152,884.55
Avg. Orig. Balance: $153,053.14
W.A. FICO*: 727
W.A. Orig. LTV: 81.58%
W.A. Cut-Off LTV: 81.48%
W.A. Gross Coupon: 6.2373%
W.A. Net Coupon: 5.9798%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 35.30%
% over 100 COLTV: 7.68%
% with PMI: 35.56%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 30.09%
W.A. MI Adjusted LTV: 71.08%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.33%
% Conforming: 100.00%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2.  Original Balance

---------------------------------------
Original Balance                Percent
---------------------------------------
*** 50,000                         0.79%
---------------------------------------
50,001 - 150,000                  35.94
---------------------------------------
150,001 - 250,000                 43.15
---------------------------------------
250,001 - 350,000                 18.04
---------------------------------------
350,001 - 450,000                  2.08
---------------------------------------
Total:                           100.00%
---------------------------------------

Average: $153,053.14
Lowest: $26,780.00
Highest: $413,100.00

--------------------------------------------------------------------------------

3.  Cut-Off Balance

*** is less than or equal to

---------------------------------------
Cut-Off Balance                 Percent
---------------------------------------
*** 50,000                         0.79%
---------------------------------------
50,001 - 150,000                  35.94
---------------------------------------
150,001 - 250,000                 43.15
---------------------------------------
250,001 - 350,000                 18.04
---------------------------------------
350,001 - 450,000                  2.08
---------------------------------------
Total:                           100.00%
---------------------------------------

Average: $152,884.55
Lowest: $26,754.59
Highest: $412,678.82

--------------------------------------------------------------------------------

4.  Index

---------------------------------------
Index                           Percent
---------------------------------------
FIX                              100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

---------------------------------------
Product Type                    Percent
---------------------------------------
30 YR FIXED                       98.56%
---------------------------------------
25 YR FIXED                        0.79
---------------------------------------
20 YR FIXED                        0.65
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

---------------------------------------
Coupon                          Percent
---------------------------------------
4.626 - 4.750                      0.44%
---------------------------------------
4.751 - 4.875                      0.20
---------------------------------------
4.876 - 5.000                      0.37
---------------------------------------
5.001 - 5.125                      0.14
---------------------------------------
5.126 - 5.250                      0.21
---------------------------------------
5.251 - 5.375                      0.54
---------------------------------------
5.376 - 5.500                      1.22
---------------------------------------
5.501 - 5.625                      3.50
---------------------------------------
5.626 - 5.750                      5.71
---------------------------------------
5.751 - 5.875                     11.48
---------------------------------------

*** is less than or equal to

---------------------------------------
5.876 - 6.000                     12.46
---------------------------------------
6.001 - 6.125                      9.30
---------------------------------------
6.126 - 6.250                     15.48
---------------------------------------
6.251 - 6.375                     10.40
---------------------------------------
6.376 - 6.500                      9.25
---------------------------------------
6.501 - 6.625                      6.26
---------------------------------------
6.626 - 6.750                      4.56
---------------------------------------
6.751 - 6.875                      3.30
---------------------------------------
6.876 - 7.000                      1.01
---------------------------------------
7.001 - 7.125                      1.57
---------------------------------------
7.126 - 7.250                      0.98
---------------------------------------
7.251 - 7.375                      0.72
---------------------------------------
7.376 - 7.500                      0.09
---------------------------------------
7.501 - 7.625                      0.61
---------------------------------------
7.751 - 7.875                      0.20
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 6.237
Lowest: 4.750
Highest: 7.875

--------------------------------------------------------------------------------

7.  Credit Score

---------------------------------------
Credit Score                    Percent
---------------------------------------
800 - 849                          0.63%
---------------------------------------
750 - 799                         28.87
---------------------------------------
700 - 749                         48.51
---------------------------------------
650 - 699                         18.58
---------------------------------------
600 - 649                          3.41
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 727
Lowest: 610
Highest: 808

--------------------------------------------------------------------------------

8.  Lien Position

---------------------------------------
Lien Position                   Percent
---------------------------------------
1                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

---------------------------------------
Loan Purpose                    Percent
---------------------------------------
Purchase                          66.22%
---------------------------------------
Refinance-Cashout                 22.56
---------------------------------------
Refinance-Rate/Term               11.23
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

10. Property Type

---------------------------------------
Property Type                   Percent
---------------------------------------
SFR                               71.97%
---------------------------------------
PUD Detach                        12.05
---------------------------------------
Condo                              8.56
---------------------------------------
2-Family                           3.55
---------------------------------------
PUD Attach                         3.13
---------------------------------------
3-Family                           0.28
---------------------------------------
Townhouse                          0.24
---------------------------------------
4-Family                           0.21
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

---------------------------------------
Appraisal Method                Percent
---------------------------------------
AVM                                2.29%
---------------------------------------
FULL                              97.71
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

12. Documentation

---------------------------------------
Documentation                   Percent
---------------------------------------
Standard                          48.17%
---------------------------------------
Stated                            41.81
---------------------------------------
No Ratio                           8.67
---------------------------------------
Reduced                            0.61
---------------------------------------
Rapid                              0.52
---------------------------------------
All Ready Home                     0.22
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

---------------------------------------
Occupancy Status                Percent
---------------------------------------
Primary                          100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

---------------------------------------
PMI Providers                   Percent
---------------------------------------
NONE                              64.44%
---------------------------------------
GEMIC                             15.53
---------------------------------------
UGIC                              10.80
---------------------------------------
PMIC                               4.01
---------------------------------------
RMIC                               3.64
---------------------------------------
TGIC                               1.15
---------------------------------------
RGIC                               0.42
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

15. State

---------------------------------------
State                           Percent
---------------------------------------
California                        25.75%
---------------------------------------
Florida                           10.98
---------------------------------------
Texas                              9.48
---------------------------------------
Maryland                           5.21
---------------------------------------
Virginia                           5.19
---------------------------------------
Other                             43.39
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

16. California

---------------------------------------
California                      Percent
---------------------------------------
Northern California               32.34%
---------------------------------------
Southern California               67.66
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

---------------------------------------
Zip Code                        Percent
---------------------------------------
22192                              1.33%
---------------------------------------

---------------------------------------
22193                              0.85
---------------------------------------
90744                              0.79
---------------------------------------
92843                              0.64
---------------------------------------
30004                              0.64
---------------------------------------
Other                             95.75
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

---------------------------------------
Delinquency*                    Percent
---------------------------------------
0-29 days                        100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

---------------------------------------
Times 30 Days DLQ               Percent
---------------------------------------
0                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

---------------------------------------
Convertible Flag                Percent
---------------------------------------
N                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

---------------------------------------
Buydown Agreement               Percent
---------------------------------------
N                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

22. Original Term

---------------------------------------
Original Term                   Percent
---------------------------------------
240                                0.65%
---------------------------------------
300                                0.79
---------------------------------------
360                               98.56

---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 358.7 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------
23. Cut-Off Remaining Term

---------------------------------------
Cut-Off Remaining Term          Percent
---------------------------------------
235 - 240                          0.65%
---------------------------------------
295 - 300                          0.79
---------------------------------------
349 - 354                          2.49
---------------------------------------
355 - 360                         96.07
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 357.8 months
Lowest: 237 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

---------------------------------------
Cutoff Loan Age                 Percent
---------------------------------------
0                                 29.12%
---------------------------------------
1 - 6                             70.01
---------------------------------------
7 - 12                             0.87
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 0.9 months
Lowest: 0 months
Highest: 9 months

--------------------------------------------------------------------------------

25. OLTV

---------------------------------------
OLTV                            Percent
---------------------------------------
20.01 - 25.00                      0.19%
---------------------------------------
25.01 - 30.00                      0.34
---------------------------------------
30.01 - 35.00                      0.15
---------------------------------------
35.01 - 40.00                      1.51
---------------------------------------
40.01 - 45.00                      0.35
---------------------------------------
45.01 - 50.00                      1.98
---------------------------------------
50.01 - 55.00                      1.20
---------------------------------------
55.01 - 60.00                      1.77
---------------------------------------
60.01 - 65.00                      4.17
---------------------------------------

---------------------------------------
65.01 - 70.00                      3.30
---------------------------------------
70.01 - 75.00                      6.99
---------------------------------------
75.01 - 80.00                     42.50
---------------------------------------
80.01 - 85.00                      1.78
---------------------------------------
85.01 - 90.00                      8.37
---------------------------------------
90.01 - 95.00                      2.06
---------------------------------------
95.01 - 100.00                    15.47
---------------------------------------
**** 100.01                        7.88
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 81.58%
Lowest: 25.00%
Highest: 103.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

---------------------------------------
Cut-Off LTV                     Percent
---------------------------------------
20.01 - 25.00                      0.19%
---------------------------------------
25.01 - 30.00                      0.34
---------------------------------------
30.01 - 35.00                      0.15
---------------------------------------
35.01 - 40.00                      1.51
---------------------------------------
40.01 - 45.00                      0.35
---------------------------------------
45.01 - 50.00                      2.22
---------------------------------------
50.01 - 55.00                      0.96
---------------------------------------
55.01 - 60.00                      1.77
---------------------------------------
60.01 - 65.00                      4.36
---------------------------------------
65.01 - 70.00                      3.10
---------------------------------------
70.01 - 75.00                      6.99
---------------------------------------
75.01 - 80.00                     42.75
---------------------------------------
80.01 - 85.00                      1.52
---------------------------------------
85.01 - 90.00                      8.37
---------------------------------------
90.01 - 95.00                      2.06
---------------------------------------
95.01 - 100.00                    15.67
---------------------------------------
**** 100.01                        7.68
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 81.48%
Lowest: 25.00%
Highest: 103.00%

**** is greater than or equal to
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2003-11 Group 3
                                     30YR NC
                            Collateral Summary Report

                                Dec 5, 2003 16:07
--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $16,791,717.70
Loan Count: 37
Cut-off Date: 2003-12-01
Avg. Loan Balance: $453,830.21
Avg. Orig. Balance: $454,098.32
W.A. FICO*: 730
W.A. Orig. LTV: 70.42%
W.A. Cut-Off LTV: 70.38%
W.A. Gross Coupon: 6.2961%
W.A. Net Coupon: 6.0386%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 0.00%
% over 100 COLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 70.38%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 4.46%
% Conforming: 0.00%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.
--------------------------------------------------------------------------------

2.  Original Balance

---------------------------------------
Original Balance                Percent
---------------------------------------
250,001 - 350,000                  6.20%
---------------------------------------
350,001 - 450,000                 46.83
---------------------------------------
450,001 - 550,000                 28.05
---------------------------------------
550,001 - 650,000                 14.46
---------------------------------------
650,001 - 750,000                  4.46
---------------------------------------
Total:                           100.00%
---------------------------------------

Average: $454,098.32
Lowest: $344,000.00
Highest: $749,000.00
--------------------------------------------------------------------------------

3.  Cut-Off Balance

---------------------------------------
Cut-Off Balance                 Percent
---------------------------------------
250,001 - 350,000                  6.20%
---------------------------------------
350,001 - 450,000                 46.83
---------------------------------------
450,001 - 550,000                 28.05
---------------------------------------
550,001 - 650,000                 14.46
---------------------------------------
650,001 - 750,000                  4.46
---------------------------------------
Total:                           100.00%
---------------------------------------

Average: $453,830.21
Lowest: $343,673.60
Highest: $749,000.00
--------------------------------------------------------------------------------

4.  Index

---------------------------------------
Index                           Percent
---------------------------------------
FIX                              100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

---------------------------------------
Product Type                    Percent
---------------------------------------
30 YR FIXED                      100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

---------------------------------------
Coupon                          Percent
---------------------------------------
5.376 - 5.500                      2.23%
---------------------------------------
5.626 - 5.750                      4.41
---------------------------------------
5.751 - 5.875                     16.13
---------------------------------------
5.876 - 6.000                     15.23
---------------------------------------
6.001 - 6.125                      2.41
---------------------------------------
6.126 - 6.250                     20.85
---------------------------------------
6.251 - 6.375                      4.41
---------------------------------------
6.376 - 6.500                     13.29
---------------------------------------
6.501 - 6.625                      6.32
---------------------------------------
6.626 - 6.750                      7.07
---------------------------------------
6.876 - 7.000                      3.13
---------------------------------------
7.376 - 7.500                      2.28
---------------------------------------
7.751 - 7.875                      2.26
---------------------------------------

---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 6.296
Lowest: 5.500
Highest: 7.875
--------------------------------------------------------------------------------

7.  Credit Score

---------------------------------------
Credit Score                    Percent
---------------------------------------
800 - 849                          2.14%
---------------------------------------
750 - 799                         21.80
---------------------------------------
700 - 749                         48.45
---------------------------------------
650 - 699                         27.60
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 730
Lowest: 675
Highest: 803
--------------------------------------------------------------------------------

8.  Lien Position

---------------------------------------
Lien Position                   Percent
---------------------------------------
1                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

---------------------------------------
Loan Purpose                    Percent
---------------------------------------
Purchase                          43.67%
---------------------------------------
Refinance-Cashout                 34.90
---------------------------------------
Refinance-Rate/Term               21.44
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

10. Property Type

---------------------------------------
Property Type                   Percent
---------------------------------------
SFR                               79.44%
---------------------------------------
2-Family                          11.46
---------------------------------------
PUD Detach                         6.92
---------------------------------------
Condo                              2.19
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

---------------------------------------
Appraisal Method                Percent
---------------------------------------
FULL                             100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

12. Documentation

---------------------------------------
Documentation                   Percent
---------------------------------------
Stated                            55.84%
---------------------------------------
No Ratio                          30.76
---------------------------------------
Standard                          13.41
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

---------------------------------------
Occupancy Status                Percent
---------------------------------------
Primary                           90.97%
---------------------------------------
Investor                           6.85
---------------------------------------
Secondary                          2.19
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

---------------------------------------
PMI Providers                   Percent
---------------------------------------
NONE                             100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

15. State

---------------------------------------
State                          Percent
---------------------------------------
California                        60.76%
---------------------------------------
Georgia                            5.51
---------------------------------------
Virginia                           5.07
---------------------------------------
Illinois                           4.46
---------------------------------------
Maryland                           4.41
---------------------------------------
Other                             19.78
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

16. California

---------------------------------------
California                      Percent
---------------------------------------
Northern California               64.57%
---------------------------------------
Southern California               35.43
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

---------------------------------------
Zip Code                        Percent
---------------------------------------
60076                              4.46%
---------------------------------------
94937                              3.79
---------------------------------------
90066                              3.79
---------------------------------------
90020                              3.55
---------------------------------------
02467                              3.33
---------------------------------------
Other                             81.08
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

---------------------------------------
Delinquency*                    Percent
---------------------------------------
0-29 days                        100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

---------------------------------------
Times 30 Days DLQ               Percent
---------------------------------------
0                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

---------------------------------------
Convertible Flag                Percent
---------------------------------------
N                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

---------------------------------------
Buydown Agreement               Percent
---------------------------------------
N                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

22. Original Term

---------------------------------------
Original Term                   Percent
---------------------------------------
360                              100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months
--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

---------------------------------------
Cut-Off Remaining Term          Percent
---------------------------------------
355 - 360                        100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 359.4 months
Lowest: 358 months
Highest: 360 months
--------------------------------------------------------------------------------

24. Cutoff Loan Age

---------------------------------------
Cutoff Loan Age                 Percent
---------------------------------------
0                                 45.73%
---------------------------------------
1 - 6                             54.27
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 2 months
--------------------------------------------------------------------------------

25. OLTV

---------------------------------------
OLTV                            Percent
---------------------------------------
35.01 - 40.00                      2.97%
---------------------------------------
45.01 - 50.00                      6.54
---------------------------------------
50.01 - 55.00                      2.22
---------------------------------------
55.01 - 60.00                      3.16
---------------------------------------
60.01 - 65.00                      5.65
---------------------------------------

---------------------------------------
65.01 - 70.00                     14.00
---------------------------------------
70.01 - 75.00                     31.86
---------------------------------------
75.01 - 80.00                     33.59
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 70.42%
Lowest: 38.46%
Highest: 80.00%
--------------------------------------------------------------------------------

26. Cut-Off LTV

---------------------------------------
Cut-Off LTV                     Percent
---------------------------------------
35.01 - 40.00                      2.97%
---------------------------------------
45.01 - 50.00                      6.54
---------------------------------------
50.01 - 55.00                      2.22
---------------------------------------
55.01 - 60.00                      3.16
---------------------------------------
60.01 - 65.00                      5.65
---------------------------------------
65.01 - 70.00                     14.00
---------------------------------------
70.01 - 75.00                     34.21
---------------------------------------
75.01 - 80.00                     31.25
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 70.38%
Lowest: 38.42%
Highest: 80.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2003-11 Group 4
                                15YR GWAC lt 5.75
                            Collateral Summary Report

                                Dec 5, 2003 16:08

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $51,317,885.50
Loan Count: 472
Cut-off Date: 2003-12-01
Avg. Loan Balance: $108,724.33
Avg. Orig. Balance: $109,158.25
W.A. FICO*: 731
W.A. Orig. LTV: 58.37%
W.A. Cut-Off LTV: 58.14%
W.A. Gross Coupon: 5.2899%
W.A. Net Coupon: 5.0324%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 177 months
W.A. Rem. Term: 176 months
W.A. Age: 1 months
% over 80 COLTV: 1.92%
% over 100 COLTV: 0.00%
% with PMI: 1.92%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 11.13%
W.A. MI Adjusted LTV: 57.96%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.25%
% Conforming: 93.54%

* FICO not available for 1 loans, or 0.1% of the aggregate pool balance.

--------------------------------------------------------------------------------

2.  Original Balance

---------------------------------------
Original Balance                Percent
---------------------------------------
*** 50,000                         6.13%
---------------------------------------
50,001 - 150,000                  50.70
---------------------------------------
150,001 - 250,000                 22.29
---------------------------------------
250,001 - 350,000                 13.55
---------------------------------------
350,001 - 450,000                  3.06
---------------------------------------
450,001 - 550,000                  1.92
---------------------------------------
550,001 - 650,000                  2.36
---------------------------------------
Total:                           100.00%
---------------------------------------

Average: $109,158.25
Lowest: $13,000.00
Highest: $650,000.00

*** is less than or equal to
--------------------------------------------------------------------------------

3.  Cut-Off Balance

---------------------------------------
Cut-Off Balance                 Percent
---------------------------------------
*** 50,000                         6.13%
---------------------------------------
50,001 - 150,000                  51.28
---------------------------------------
150,001 - 250,000                 21.70
---------------------------------------
250,001 - 350,000                 13.55
---------------------------------------
350,001 - 450,000                  3.06
---------------------------------------
450,001 - 550,000                  1.92
---------------------------------------
550,001 - 650,000                  2.36
---------------------------------------
Total:                           100.00%
---------------------------------------

Average: $108,724.33
Lowest: $12,953.35
Highest: $642,749.47

--------------------------------------------------------------------------------

4.  Index

---------------------------------------
Index                           Percent
---------------------------------------
FIX                              100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

---------------------------------------
Product Type                    Percent
---------------------------------------
15 YR FIXED                       94.33%
---------------------------------------
10 YR FIXED                        5.20
---------------------------------------
14 YR FIXED                        0.31
---------------------------------------
13 YR FIXED                        0.16
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

---------------------------------------
Coupon                          Percent
---------------------------------------
4.001 - 4.125                      0.20%
---------------------------------------
4.126 - 4.250                      0.43
---------------------------------------
4.251 - 4.375                      0.29
---------------------------------------
4.376 - 4.500                      1.23
---------------------------------------
4.501 - 4.625                      0.22
---------------------------------------
4.626 - 4.750                      6.39
---------------------------------------
4.751 - 4.875                      6.39
---------------------------------------

*** is less than or equal to

---------------------------------------
4.876 - 5.000                      8.30
---------------------------------------
5.001 - 5.125                      4.92
---------------------------------------
5.126 - 5.250                     10.68
---------------------------------------
5.251 - 5.375                     20.63
---------------------------------------
5.376 - 5.500                     27.73
---------------------------------------
5.501 - 5.625                     12.60
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 5.290
Lowest: 4.125
Highest: 5.625

--------------------------------------------------------------------------------

7.  Credit Score

---------------------------------------
Credit Score                    Percent
---------------------------------------
800 - 849                          4.10%
---------------------------------------
750 - 799                         33.96
---------------------------------------
700 - 749                         38.12
---------------------------------------
650 - 699                         18.82
---------------------------------------
600 - 649                          4.92
---------------------------------------
N/A                                0.08
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 731
Lowest: 612
Highest: 827

--------------------------------------------------------------------------------

8.  Lien Position

---------------------------------------
Lien Position                   Percent
---------------------------------------
1                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

---------------------------------------
Loan Purpose                    Percent
---------------------------------------
Refinance-Rate/Term               47.08%
---------------------------------------
Refinance-Cashout                 35.46
---------------------------------------
Purchase                          17.46
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

10. Property Type

---------------------------------------
Property Type                   Percent
---------------------------------------
SFR                               58.27%
---------------------------------------
2-Family                          11.22
---------------------------------------
Condo                             10.31
---------------------------------------
PUD Detach                         8.86
---------------------------------------
4-Family                           4.66
---------------------------------------
3-Family                           4.53
---------------------------------------
PUD Attach                         2.16
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

---------------------------------------
Appraisal Method                Percent
---------------------------------------
AVM                               24.90%
---------------------------------------
FULL                              75.10
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

12. Documentation

---------------------------------------
Documentation                   Percent
---------------------------------------
Reduced                           43.58%
---------------------------------------
Standard                          32.19
---------------------------------------
Stated                            14.12
---------------------------------------
No Ratio                           5.07
---------------------------------------
All Ready Home                     4.65
---------------------------------------
Rapid                              0.40
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

---------------------------------------
Occupancy Status                Percent
---------------------------------------
Investor                          75.73%
---------------------------------------
Primary                           22.90
---------------------------------------
Secondary                          1.38
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

---------------------------------------
PMI Providers                   Percent
---------------------------------------
NONE                              98.08%
---------------------------------------
GEMIC                              1.12
---------------------------------------
UGIC                               0.59
---------------------------------------
PMIC                               0.13
---------------------------------------
TGIC                               0.08
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

15. State

---------------------------------------
State                           Percent
---------------------------------------
California                        41.85%
---------------------------------------
Florida                            9.81
---------------------------------------
Texas                              5.03
---------------------------------------
Virginia                           4.22
---------------------------------------
Maryland                           3.98
---------------------------------------
Other                             35.10
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

16. California

---------------------------------------
California                      Percent
---------------------------------------
Northern California               30.82%
---------------------------------------
Southern California               69.18
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

---------------------------------------
Zip Code                        Percent
---------------------------------------
90024                              1.25%
---------------------------------------
80302                              1.13
---------------------------------------
92024                              1.10
---------------------------------------
90501                              0.97
---------------------------------------
80443                              0.95
---------------------------------------
Other                             94.59
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

---------------------------------------
Delinquency*                    Percent
---------------------------------------
0-29 days                        100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

---------------------------------------
Times 30 Days DLQ               Percent
---------------------------------------
0                                 98.49%
---------------------------------------
1                                  1.51
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

---------------------------------------
Convertible Flag                Percent
---------------------------------------
N                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

---------------------------------------
Buydown Agreement               Percent
---------------------------------------
N                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

22. Original Term

---------------------------------------
Original Term                   Percent
---------------------------------------
120                                5.20%
---------------------------------------
156                                0.16
---------------------------------------
168                                0.31
---------------------------------------
180                               94.33
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 176.8 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

---------------------------------------
Cut-Off Remaining Term          Percent
---------------------------------------
115 - 120                          5.20%
---------------------------------------
121 - 168                          0.47
---------------------------------------
169 - 174                          0.11
---------------------------------------
175 - 180                         94.22
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 175.9 months
Lowest: 116 months
Highest: 180 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

---------------------------------------
Cutoff Loan Age                 Percent
---------------------------------------
0                                 23.72%
---------------------------------------
1 - 6                             76.17
---------------------------------------
7 - 12                             0.11
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 0.9 months
Lowest: 0 months
Highest: 9 months

--------------------------------------------------------------------------------

25. OLTV

---------------------------------------
OLTV                            Percent
---------------------------------------
*** 20.00                          0.88%
---------------------------------------
20.01 - 25.00                      2.36
---------------------------------------
25.01 - 30.00                      4.45
---------------------------------------
30.01 - 35.00                      3.64
---------------------------------------
35.01 - 40.00                      6.82
---------------------------------------
40.01 - 45.00                      6.72
---------------------------------------
45.01 - 50.00                      7.12
---------------------------------------
50.01 - 55.00                      7.52
---------------------------------------
55.01 - 60.00                      8.96
---------------------------------------
60.01 - 65.00                      9.16
---------------------------------------
65.01 - 70.00                     10.75
---------------------------------------
70.01 - 75.00                     14.61
---------------------------------------
75.01 - 80.00                     15.08
---------------------------------------
80.01 - 85.00                      0.28
---------------------------------------
85.01 - 90.00                      1.64
---------------------------------------
Total:                           100.00%
---------------------------------------

*** is less than or equal to

W.A.: 58.37%
Lowest: 1.76%
Highest: 90.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

---------------------------------------
Cut-Off LTV                     Percent
---------------------------------------
*** 20.00                          0.88%
---------------------------------------
20.01 - 25.00                      2.36
---------------------------------------
25.01 - 30.00                      4.45
---------------------------------------
30.01 - 35.00                      3.64
---------------------------------------
35.01 - 40.00                      7.05
---------------------------------------
40.01 - 45.00                      6.90
---------------------------------------
45.01 - 50.00                      7.37
---------------------------------------
50.01 - 55.00                      6.98
---------------------------------------
55.01 - 60.00                      8.96
---------------------------------------
60.01 - 65.00                      9.21
---------------------------------------
65.01 - 70.00                     12.30
---------------------------------------
70.01 - 75.00                     13.08
---------------------------------------
75.01 - 80.00                     14.89
---------------------------------------
80.01 - 85.00                      0.73
---------------------------------------
85.01 - 90.00                      1.19
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 58.14%
Lowest: 1.76%
Highest: 89.68%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the

*** is less than or equal to

Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2003-11 Group 5
                                15YR GWAC ge 5.75
                            Collateral Summary Report

                                Dec 5, 2003 16:08

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $46,767,375.90
Loan Count: 476
Cut-off Date: 2003-12-01
Avg. Loan Balance: $98,250.79
Avg. Orig. Balance: $98,570.19
W.A. FICO*: 733
W.A. Orig. LTV: 63.03%
W.A. Cut-Off LTV: 62.83%
W.A. Gross Coupon: 5.9626%
W.A. Net Coupon: 5.7051%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 177 months
W.A. Rem. Term: 176 months
W.A. Age: 1 months
% over 80 COLTV: 4.69%
% over 100 COLTV: 0.00%
% with PMI: 4.69%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 10.77%
W.A. MI Adjusted LTV: 62.38%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.67%
% Conforming: 96.06%

* FICO not available for 4 loans, or 1.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2.  Original Balance

---------------------------------------
Original Balance                Percent
---------------------------------------
*** 50,000                         9.76%
---------------------------------------
50,001  - 150,000                 50.41
---------------------------------------
150,001 - 250,000                 22.09
---------------------------------------
250,001 - 350,000                 11.14
---------------------------------------
350,001 - 450,000                  4.23
---------------------------------------
450,001 - 550,000                  0.99
---------------------------------------
550,001 - 650,000                  1.38
---------------------------------------
Total:                           100.00%
---------------------------------------

Average: $98,570.19
Lowest: $16,650.00
Highest: $649,000.00

*** is less than or equal to

--------------------------------------------------------------------------------

3.  Cut-Off Balance

---------------------------------------
Cut-Off Balance                 Percent
---------------------------------------
*** 50,000                         9.76%
---------------------------------------
50,001 - 150,000                  50.41
---------------------------------------
150,001 - 250,000                 22.09
---------------------------------------
250,001 - 350,000                 11.14
---------------------------------------
350,001 - 450,000                  4.23
---------------------------------------
450,001 - 550,000                  0.99
---------------------------------------
550,001 - 650,000                  1.38
---------------------------------------
Total:                           100.00%
---------------------------------------

Average: $98,250.79
Lowest: $16,650.00
Highest: $644,477.95

--------------------------------------------------------------------------------

4.  Index

---------------------------------------
Index                           Percent
---------------------------------------
FIX                              100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

---------------------------------------
Product Type                    Percent
---------------------------------------
15 YR FIXED                       95.35%
---------------------------------------
10 YR FIXED                        4.65
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

---------------------------------------
Coupon                          Percent
---------------------------------------
5.626 - 5.750                     25.39%
---------------------------------------
5.751 - 5.875                     31.87
---------------------------------------
5.876 - 6.000                     18.19
---------------------------------------
6.001 - 6.125                     10.05
---------------------------------------
6.126 - 6.250                      8.65
---------------------------------------
6.251 - 6.375                      3.49
---------------------------------------
6.376 - 6.500                      1.01
---------------------------------------
6.501 - 6.625                      0.37
---------------------------------------
6.626 - 6.750                      0.28
---------------------------------------

*** is less than or equal to

---------------------------------------
6.751 - 6.875                      0.19
---------------------------------------
7.376 - 7.500                      0.50
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 5.963
Lowest: 5.750
Highest: 7.500

--------------------------------------------------------------------------------

7.  Credit Score

---------------------------------------
Credit Score                    Percent
---------------------------------------
800 - 849                          2.58%
---------------------------------------
750 - 799                         37.10
---------------------------------------
700 - 749                         35.51
---------------------------------------
650 - 699                         20.31
---------------------------------------
600 - 649                          3.55
---------------------------------------
N/A                                0.95
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 733
Lowest: 614
Highest: 837

--------------------------------------------------------------------------------

8.  Lien Position

---------------------------------------
Lien Position                   Percent
---------------------------------------
1                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

---------------------------------------
Loan Purpose                    Percent
---------------------------------------
Refinance-Cashout                 42.01%
---------------------------------------
Refinance-Rate/Term               38.91
---------------------------------------
Purchase                          19.08
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

10. Property Type

---------------------------------------
Property Type                   Percent
---------------------------------------
SFR                               59.14%
---------------------------------------

---------------------------------------
2-Family                          14.42
---------------------------------------
Condo                             10.26
---------------------------------------
4-Family                           6.64
---------------------------------------
3-Family                           4.22
---------------------------------------
PUD Detach                         3.65
---------------------------------------
PUD Attach                         1.08
---------------------------------------
Townhouse                          0.60
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

---------------------------------------
Appraisal Method                Percent
---------------------------------------
AVM                               25.09%
---------------------------------------
FULL                              74.91
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

12. Documentation

---------------------------------------
Documentation                   Percent
---------------------------------------
Reduced                           50.36%
---------------------------------------
Standard                          27.43
---------------------------------------
Stated                            13.85
---------------------------------------
No Ratio                           4.63
---------------------------------------
All Ready Home                     3.16
---------------------------------------
Rapid                              0.57
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

---------------------------------------
Occupancy Status                Percent
---------------------------------------
Investor                          83.11%
---------------------------------------
Primary                           14.87
---------------------------------------
Secondary                          2.01
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

---------------------------------------
PMI Providers                   Percent
---------------------------------------
NONE                              95.31%
---------------------------------------
GEMIC                              2.17
---------------------------------------
RMIC                               0.85
---------------------------------------
UGIC                               0.82
---------------------------------------
TGIC                               0.59
---------------------------------------
PMIC                               0.23
---------------------------------------
RGIC                               0.04
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

15. State

---------------------------------------
State                           Percent
---------------------------------------
California                        33.76%
---------------------------------------
Florida                           15.63
---------------------------------------
Texas                              4.90
---------------------------------------
New York                           4.65
---------------------------------------
Virginia                           4.39
---------------------------------------
Other                             36.66
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

16. California

---------------------------------------
California                      Percent
---------------------------------------
Northern California               31.38%
---------------------------------------
Southern California               68.62
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

---------------------------------------
Zip Code                        Percent
---------------------------------------
11204                              1.67%
---------------------------------------
90046                              1.40
---------------------------------------
91765                              1.38
---------------------------------------
64063                              1.32
---------------------------------------
91344                              1.04
---------------------------------------
Other                             93.19
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

---------------------------------------
Delinquency*                    Percent
---------------------------------------
0-29 days                        100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

---------------------------------------
Times 30 Days DLQ               Percent
---------------------------------------
0                                 99.70%
---------------------------------------
1                                  0.30
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

---------------------------------------
Convertible Flag                Percent
---------------------------------------
N                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

---------------------------------------
Buydown Agreement               Percent
---------------------------------------
N                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

22. Original Term

---------------------------------------
Original Term                   Percent
---------------------------------------
120                                4.65%
---------------------------------------
180                               95.35
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 177.2 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

---------------------------------------
Cut-Off Remaining Term          Percent
---------------------------------------
115 - 120                          4.65%
---------------------------------------
175 - 180                         95.35
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 176.3 months
Lowest: 117 months
Highest: 180 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

---------------------------------------
Cutoff Loan Age                 Percent
---------------------------------------
0                                 18.95%
---------------------------------------
1 - 6                             81.05
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 0.9 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

25. OLTV

---------------------------------------
OLTV                            Percent
---------------------------------------
*** 20.00                          1.14%
---------------------------------------
20.01 - 25.00                      2.06
---------------------------------------
25.01 - 30.00                      2.97
---------------------------------------
30.01 - 35.00                      2.10
---------------------------------------
35.01 - 40.00                      3.77
---------------------------------------
40.01 - 45.00                      3.65
---------------------------------------
45.01 - 50.00                      7.31
---------------------------------------
50.01 - 55.00                      4.69
---------------------------------------
55.01 - 60.00                      6.58
---------------------------------------
60.01 - 65.00                      8.79
---------------------------------------
65.01 - 70.00                     19.73
---------------------------------------
70.01 - 75.00                     14.88
---------------------------------------
75.01 - 80.00                     17.66
---------------------------------------
80.01 - 85.00                      0.96
---------------------------------------
85.01 - 90.00                      3.72
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 63.03%
Lowest: 6.26%
Highest: 90.00%

*** is less than or equal to

--------------------------------------------------------------------------------

26. Cut-Off LTV

---------------------------------------
Cut-Off LTV                     Percent
---------------------------------------
*** 20.00                          1.22%
---------------------------------------
20.01 - 25.00                      1.98
---------------------------------------
25.01 - 30.00                      2.97
---------------------------------------
30.01 - 35.00                      2.10
---------------------------------------
35.01 - 40.00                      3.77
---------------------------------------
40.01 - 45.00                      3.65
---------------------------------------
45.01 - 50.00                      7.66
---------------------------------------
50.01 - 55.00                      4.33
---------------------------------------
55.01 - 60.00                      6.58
---------------------------------------
60.01 - 65.00                      9.30
---------------------------------------
65.01 - 70.00                     19.30
---------------------------------------
70.01 - 75.00                     14.79
---------------------------------------
75.01 - 80.00                     17.66
---------------------------------------
80.01 - 85.00                      0.96
---------------------------------------
85.01 - 90.00                      3.72
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 62.83%
Lowest: 6.24%
Highest: 90.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the

*** is less than or equal to
preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2003-11
                                15 Yr Fixed Rate

                                   948 records
                               Balance: 98,085,261
                                Dec 5, 2003 16:23

--------------------------------------------------------------------------------

1.  Original Balance

---------------------------------------------------------------------------------------------------------------------
                                             Percent
                     Number    Aggregate    of Loans    Average                               W.A.       W.A.
                       of       Current        by      Original    W.A.    W.A.     W.A.    Original  Remaining  W.A.
                    Mortgage   Principal    Principal  Principal  Gross    FICO   Original  Term to    Term to   Loan
Original Balance     Loans      Balance      Balance    Balance   Coupon   Score    LTV     Maturity  Maturity   Age
---------------------------------------------------------------------------------------------------------------------
*** 50,000               208  $  7,709,748       7.86% $  37,195   5.728%    737     62.25%      171        170     1
---------------------------------------------------------------------------------------------------------------------
50,001 - 150,000         567    49,590,351      50.56     87,808   5.591     731     60.86       176        175     1
---------------------------------------------------------------------------------------------------------------------
150,001 - 250,000        116    21,770,534      22.20    188,258   5.636     731     56.63       179        178     1
---------------------------------------------------------------------------------------------------------------------
250,001 - 350,000         42    12,162,597      12.40    290,369   5.568     728     61.18       180        179     1
---------------------------------------------------------------------------------------------------------------------
350,001 - 450,000          9     3,546,382       3.62    395,583   5.707     749     67.92       180        179     1
---------------------------------------------------------------------------------------------------------------------
450,001 - 550,000          3     1,452,025       1.48    485,733   5.620     739     69.30       180        179     1
---------------------------------------------------------------------------------------------------------------------
550,001 - 650,000          3     1,853,625       1.89    622,493   5.424     735     68.52       180        178     2
---------------------------------------------------------------------------------------------------------------------
Total:                   948  $ 98,085,261     100.00% $ 103,842   5.611%    732     60.60%      177        176     1
---------------------------------------------------------------------------------------------------------------------

Average: $103,841.88
Lowest: $13,000.00
Highest: $650,000.00

--------------------------------------------------------------------------------

2.  Gross Coupon

---------------------------------------------------------------------------------------------------------------------
                                             Percent
                     Number    Aggregate    of Loans    Average                               W.A.       W.A.
                       of       Current        by      Original    W.A.    W.A.     W.A.    Original  Remaining  W.A.
                    Mortgage   Principal    Principal  Principal  Gross    FICO   Original  Term to    Term to   Loan
Gross Coupon         Loans      Balance      Balance    Balance   Coupon   Score    LTV     Maturity  Maturity   Age
---------------------------------------------------------------------------------------------------------------------
4.001 - 4.125              1  $    100,200       0.10% $ 100,605   4.125%    624     67.98%      180        179     1
---------------------------------------------------------------------------------------------------------------------
4.126 - 4.250              2       219,254       0.22    110,065   4.250     782     44.63       180        179     1
---------------------------------------------------------------------------------------------------------------------
4.251 - 4.375              2       146,951       0.15     73,790   4.375     755     68.56       180        179     1
---------------------------------------------------------------------------------------------------------------------
4.376 - 4.500              8       632,250       0.64     79,444   4.500     715     59.82       180        179     1
---------------------------------------------------------------------------------------------------------------------
4.501 - 4.625              2       111,549       0.11     56,030   4.625     670     71.91       165        164     1
---------------------------------------------------------------------------------------------------------------------
4.626 - 4.750             36     3,281,417       3.35     91,561   4.750     736     50.41       175        174     1
---------------------------------------------------------------------------------------------------------------------
4.751 - 4.875             36     3,281,168       3.35     91,506   4.875     726     57.53       171        170     1
---------------------------------------------------------------------------------------------------------------------
4.876 - 5.000             41     4,257,383       4.34    104,294   5.000     722     60.91       175        174     1
---------------------------------------------------------------------------------------------------------------------
5.001 - 5.125             19     2,525,149       2.57    133,759   5.125     723     63.00       179        178     2
---------------------------------------------------------------------------------------------------------------------
5.126 - 5.250             46     5,481,939       5.59    119,491   5.250     725     55.01       180        179     1
---------------------------------------------------------------------------------------------------------------------
5.251 - 5.375             92    10,588,412      10.80    115,399   5.375     731     59.85       179        178     1
---------------------------------------------------------------------------------------------------------------------

*** is less than or equal to

---------------------------------------------------------------------------------------------------------------------
5.376 - 5.500            128    14,227,912      14.51    111,706   5.500     742     58.81       176        175     1
---------------------------------------------------------------------------------------------------------------------
5.501 - 5.625             59     6,464,301       6.59    109,954   5.625     727     58.56       177        177     1
---------------------------------------------------------------------------------------------------------------------
5.626 - 5.750            104    11,875,663      12.11    114,580   5.750     738     61.71       176        175     1
---------------------------------------------------------------------------------------------------------------------
5.751 - 5.875            133    14,906,853      15.20    112,456   5.875     734     64.41       177        177     1
---------------------------------------------------------------------------------------------------------------------
5.876 - 6.000            105     8,506,602       8.67     81,237   6.000     729     62.32       178        177     1
---------------------------------------------------------------------------------------------------------------------
6.001 - 6.125             50     4,698,658       4.79     94,272   6.125     724     63.58       179        178     1
---------------------------------------------------------------------------------------------------------------------
6.126 - 6.250             49     4,045,619       4.12     82,818   6.250     727     64.90       176        175     1
---------------------------------------------------------------------------------------------------------------------
6.251 - 6.375             21     1,632,624       1.66     77,980   6.375     734     56.46       176        175     1
---------------------------------------------------------------------------------------------------------------------
6.376 - 6.500              6       474,551       0.48     79,538   6.500     743     67.47       173        172     1
---------------------------------------------------------------------------------------------------------------------
6.501 - 6.625              3       173,189       0.18     57,867   6.625     782     70.12       169        168     0
---------------------------------------------------------------------------------------------------------------------
6.626 - 6.750              1       132,140       0.13    133,000   6.750       0     65.20       180        178     2
---------------------------------------------------------------------------------------------------------------------
6.751 - 6.875              2        87,221       0.09     43,750   6.875     734     45.79       180        179     1
---------------------------------------------------------------------------------------------------------------------
7.376 - 7.500              2       234,256       0.24    117,996   7.500       0     62.14       180        178     2
---------------------------------------------------------------------------------------------------------------------
Total:                   948  $  98,085,261    100.00% $ 103,842   5.611%    732     60.60%      177        176     1
---------------------------------------------------------------------------------------------------------------------

W.A.: 5.611%
Lowest: 4.125%
Highest: 7.500%

--------------------------------------------------------------------------------

3.  Credit Score

---------------------------------------------------------------------------------------------------------------------
                                             Percent
                     Number    Aggregate    of Loans    Average                               W.A.       W.A.
                       of       Current        by      Original    W.A.    W.A.     W.A.    Original  Remaining  W.A.
                    Mortgage   Principal    Principal  Principal  Gross    FICO   Original  Term to    Term to   Loan
Credit Score         Loans      Balance      Balance    Balance   Coupon   Score    LTV     Maturity  Maturity   Age
---------------------------------------------------------------------------------------------------------------------
825 - 849                  2  $    173,857       0.18% $  87,232   5.882%    834     30.40%      180        179     1
---------------------------------------------------------------------------------------------------------------------
800 - 824                 39     3,137,529       3.20     80,769   5.535     808     57.63       179        178     1
---------------------------------------------------------------------------------------------------------------------
775 - 799                149    15,191,989      15.49    102,429   5.680     786     58.70       178        177     1
---------------------------------------------------------------------------------------------------------------------
750 - 774                175    19,586,467      19.97    112,300   5.575     763     58.66       177        176     1
---------------------------------------------------------------------------------------------------------------------
725 - 749                170    16,474,920      16.80     97,241   5.578     737     61.85       177        176     1
---------------------------------------------------------------------------------------------------------------------
700 - 724                184    19,692,891      20.08    107,428   5.623     713     60.26       175        174     1
---------------------------------------------------------------------------------------------------------------------
675 - 699                119    13,204,502      13.46    111,297   5.612     688     62.57       177        176     1
---------------------------------------------------------------------------------------------------------------------
650 - 674                 64     5,953,246       6.07     93,345   5.551     663     64.44       177        176     1
---------------------------------------------------------------------------------------------------------------------
625 - 649                 34     3,570,155       3.64    105,342   5.626     641     65.20       178        177     1
---------------------------------------------------------------------------------------------------------------------
600 - 624                  7       615,310       0.63     88,219   5.293     620     63.37       180        179     1
---------------------------------------------------------------------------------------------------------------------
N/A                        5       484,394       0.49     97,618   6.899       0     60.63       180        178     2
---------------------------------------------------------------------------------------------------------------------
Total:                   948  $ 98,085,261     100.00% $ 103,842   5.611%    732     60.60%      177        176     1
---------------------------------------------------------------------------------------------------------------------

W.A.: 732
Lowest: 612
Highest: 837

--------------------------------------------------------------------------------

4.  Index

---------------------------------------------------------------------------------------------------------------------
                                             Percent
                     Number    Aggregate    of Loans    Average                               W.A.       W.A.
                       of       Current        by      Original    W.A.    W.A.     W.A.    Original  Remaining  W.A.
                    Mortgage   Principal    Principal  Principal  Gross    FICO   Original  Term to    Term to   Loan
Index                Loans      Balance      Balance    Balance   Coupon   Score    LTV     Maturity  Maturity   Age
---------------------------------------------------------------------------------------------------------------------
FIX                      948  $ 98,085,261     100.00% $ 103,842   5.611%    732     60.60%      177        176     1
---------------------------------------------------------------------------------------------------------------------
Total:                   948  $ 98,085,261     100.00% $ 103,842   5.611%    732     60.60%      177        176     1
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

---------------------------------------------------------------------------------------------------------------------
                                             Percent
                     Number    Aggregate    of Loans    Average                               W.A.       W.A.
                       of       Current        by      Original    W.A.    W.A.     W.A.    Original  Remaining  W.A.
                    Mortgage   Principal    Principal  Principal  Gross    FICO   Original  Term to    Term to   Loan
Loan Purpose         Loans      Balance      Balance    Balance   Coupon   Score    LTV     Maturity  Maturity   Age
---------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term      425  $ 42,355,170      43.18% $ 100,030   5.550%    734     54.55%      176        175     1
---------------------------------------------------------------------------------------------------------------------
Refinance-Cashout        330    37,845,703      38.58    115,106   5.645     723     61.05       178        177     1
---------------------------------------------------------------------------------------------------------------------
Purchase                 193    17,884,389      18.23     92,977   5.680     748     73.94       179        178     1
---------------------------------------------------------------------------------------------------------------------
Total:                   948  $ 98,085,261     100.00% $ 103,842   5.611%    732     60.60%      177        176     1
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.  Property Type

---------------------------------------------------------------------------------------------------------------------
                                             Percent
                     Number    Aggregate    of Loans    Average                               W.A.       W.A.
                       of       Current        by      Original    W.A.    W.A.     W.A.    Original  Remaining  W.A.
                    Mortgage   Principal    Principal  Principal  Gross    FICO   Original  Term to    Term to   Loan
Property Type        Loans      Balance      Balance    Balance   Coupon   Score    LTV     Maturity  Maturity   Age
---------------------------------------------------------------------------------------------------------------------
SFR                      608  $ 57,559,588      58.68% $  95,027   5.604%    728     61.74%      177        176     1
---------------------------------------------------------------------------------------------------------------------
2-Family                 112    12,500,023      12.74    112,017   5.697     735     59.40       178        177     1
---------------------------------------------------------------------------------------------------------------------
Condo                    105    10,086,450      10.28     96,404   5.636     733     60.25       176        176     1
---------------------------------------------------------------------------------------------------------------------
PUD Detach                35     6,251,824       6.37    179,133   5.501     735     65.46       178        177     1
---------------------------------------------------------------------------------------------------------------------
4-Family                  38     5,498,426       5.61    145,194   5.629     743     50.19       177        176     1
---------------------------------------------------------------------------------------------------------------------
3-Family                  26     4,298,107       4.38    165,865   5.542     751     56.50       179        178     1
---------------------------------------------------------------------------------------------------------------------
PUD Attach                19     1,611,948       1.64     85,174   5.514     733     56.02       178        177     1
---------------------------------------------------------------------------------------------------------------------
Townhouse                  5       278,896       0.28     55,939   5.879     716     75.36       163        162     1
---------------------------------------------------------------------------------------------------------------------
Total:                   948  $ 98,085,261     100.00% $ 103,842   5.611%    732     60.60%      177        176     1
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7.  Occupancy Status

---------------------------------------------------------------------------------------------------------------------
                                             Percent
                     Number    Aggregate    of Loans    Average                               W.A.       W.A.
                       of       Current        by      Original    W.A.    W.A.     W.A.    Original  Remaining  W.A.
                    Mortgage   Principal    Principal  Principal  Gross    FICO   Original  Term to    Term to   Loan
Occupancy Status     Loans      Balance      Balance    Balance   Coupon   Score    LTV     Maturity  Maturity   Age
---------------------------------------------------------------------------------------------------------------------
Investor                 827  $ 77,730,856      79.25% $  94,333   5.617%    735     59.70%      176        176     1
---------------------------------------------------------------------------------------------------------------------
Primary                  112    18,706,910      19.07    167,621   5.559     722     63.68       179        178     1
---------------------------------------------------------------------------------------------------------------------
Secondary                  9     1,647,495       1.68    183,891   5.903     725     67.88       180        179     1
---------------------------------------------------------------------------------------------------------------------
Total:                   948  $ 98,085,261     100.00% $ 103,842   5.611%    732     60.60%      177        176     1
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.  Geographic Distribution

---------------------------------------------------------------------------------------------------------------------
                                             Percent
                     Number    Aggregate    of Loans    Average                               W.A.       W.A.
                       of       Current        by      Original    W.A.    W.A.     W.A.    Original  Remaining  W.A.
Geographic          Mortgage   Principal    Principal  Principal  Gross    FICO   Original  Term to    Term to   Loan
Distribution         Loans      Balance      Balance    Balance   Coupon   Score    LTV     Maturity  Maturity   Age
---------------------------------------------------------------------------------------------------------------------
California               242  $ 37,268,233      38.00% $ 154,539   5.573%    741     52.54%      177        176     1
---------------------------------------------------------------------------------------------------------------------
Florida                  150    12,347,707      12.59     82,599   5.706     730     68.32       177        176     1
---------------------------------------------------------------------------------------------------------------------
Texas                     83     4,873,098       4.97     59,149   5.602     725     69.66       175        174     1
---------------------------------------------------------------------------------------------------------------------
Virginia                  46     4,221,918       4.30     92,172   5.659     734     61.37       175        174     1
---------------------------------------------------------------------------------------------------------------------
New York                  18     3,111,701       3.17    173,481   5.672     717     58.24       179        178     1
---------------------------------------------------------------------------------------------------------------------
Maryland                  30     3,040,349       3.10    101,715   5.471     729     59.95       177        176     1
---------------------------------------------------------------------------------------------------------------------
North Carolina            39     3,020,563       3.08     77,771   5.479     720     68.75       175        174     1
---------------------------------------------------------------------------------------------------------------------
Georgia                   43     2,926,959       2.98     68,291   5.579     736     66.42       175        174     1
---------------------------------------------------------------------------------------------------------------------
Arizona                   30     2,752,005       2.81     92,124   5.624     712     61.69       179        178     1
---------------------------------------------------------------------------------------------------------------------
Illinois                  18     2,549,601       2.60    142,278   5.660     724     70.76       178        177     1
---------------------------------------------------------------------------------------------------------------------
Missouri                  31     2,051,774       2.09     66,426   5.856     732     71.55       176        175     1
---------------------------------------------------------------------------------------------------------------------
Oregon                    14     1,969,104       2.01    140,989   5.661     729     67.55       180        179     1
---------------------------------------------------------------------------------------------------------------------
Colorado                   9     1,869,816       1.91    208,050   5.529     730     60.81       180        180     0
---------------------------------------------------------------------------------------------------------------------
Nevada                    16     1,858,330       1.89    116,561   5.644     718     62.59       180        179     1
---------------------------------------------------------------------------------------------------------------------
South Carolina            31     1,607,814       1.64     52,054   5.476     727     67.78       166        165     1
---------------------------------------------------------------------------------------------------------------------
Kansas                    20     1,289,209       1.31     64,659   5.584     707     66.98       173        173     1
---------------------------------------------------------------------------------------------------------------------
Massachusetts              8     1,211,319       1.23    151,875   5.481     745     59.93       180        179     1
---------------------------------------------------------------------------------------------------------------------
Tennessee                 18     1,183,394       1.21     65,921   5.719     700     71.87       180        179     1
---------------------------------------------------------------------------------------------------------------------
Hawaii                    10     1,147,243       1.17    114,967   5.231     757     52.58       180        179     1
---------------------------------------------------------------------------------------------------------------------
New Mexico                10     1,135,215       1.16    113,898   5.739     724     64.12       180        179     1
---------------------------------------------------------------------------------------------------------------------
Other                     82     6,649,910       6.78     81,325   5.713     724     64.91       178        177     1
---------------------------------------------------------------------------------------------------------------------
Total:                   948  $ 98,085,261     100.00% $ 103,842   5.611%    732     60.60%      177        176     1
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9.  County Distribution

---------------------------------------------------------------------------------------------------------------------
                                             Percent
                     Number    Aggregate    of Loans    Average                               W.A.       W.A.
                       of       Current        by      Original    W.A.    W.A.     W.A.    Original  Remaining  W.A.
                    Mortgage   Principal    Principal  Principal  Gross    FICO   Original  Term to    Term to   Loan
County Distribution  Loans      Balance      Balance    Balance   Coupon   Score    LTV     Maturity  Maturity   Age
---------------------------------------------------------------------------------------------------------------------
LOS ANGELES ,CA           91  $ 15,449,410      15.75% $ 170,497   5.558%    739     54.51%      177        176     1
---------------------------------------------------------------------------------------------------------------------
ORANGE ,CA                26     3,850,368       3.93    148,475   5.617     748     51.32       178        178     1
---------------------------------------------------------------------------------------------------------------------
DADE ,FL                  22     2,419,551       2.47    110,340   5.711     708     64.45       178        177     1
---------------------------------------------------------------------------------------------------------------------
SAN DIEGO ,CA              9     2,061,686       2.10    229,826   5.530     738     53.08       180        179     1
---------------------------------------------------------------------------------------------------------------------
SANTA CLARA ,CA            8     2,006,080       2.05    251,665   5.503     742     47.77       180        179     1
---------------------------------------------------------------------------------------------------------------------
ALAMEDA ,CA               10     1,946,226       1.98    195,086   5.870     726     47.99       180        179     1
---------------------------------------------------------------------------------------------------------------------
MARICOPA ,AZ              21     1,933,526       1.97     92,383   5.667     708     59.55       178        177     1
---------------------------------------------------------------------------------------------------------------------
COOK ,IL                   7     1,660,893       1.69    238,420   5.790     716     71.80       180        179     1
---------------------------------------------------------------------------------------------------------------------
SAN BERNARDINO ,CA        16     1,642,519       1.67    102,930   5.514     752     59.22       177        176     1
---------------------------------------------------------------------------------------------------------------------
KINGS ,NY                  5     1,319,280       1.35    264,800   5.582     711     60.56       180        179     1
---------------------------------------------------------------------------------------------------------------------
Other                    733    63,795,721      65.04     87,349   5.614     731     63.29       176        176     1
---------------------------------------------------------------------------------------------------------------------
Total:                   948  $ 98,085,261     100.00% $ 103,842   5.611%    732     60.60%      177        176     1
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

---------------------------------------------------------------------------------------------------------------------
                                             Percent
                     Number    Aggregate    of Loans    Average                               W.A.       W.A.
                       of       Current        by      Original    W.A.    W.A.     W.A.    Original  Remaining  W.A.
                    Mortgage   Principal    Principal  Principal  Gross    FICO   Original  Term to    Term to   Loan
Original LTV         Loans      Balance      Balance    Balance   Coupon   Score    LTV     Maturity  Maturity   Age
---------------------------------------------------------------------------------------------------------------------
0.01 - 5.00                1  $     70,928       0.07% $  71,183   5.500%    783      1.76%      180        179     1
---------------------------------------------------------------------------------------------------------------------
5.01 - 10.00               4       171,881       0.18     43,132   6.051     799      8.06       160        160     1
---------------------------------------------------------------------------------------------------------------------
10.01 - 15.00              6       231,472       0.24     38,664   5.735     733     13.04       175        174     1
---------------------------------------------------------------------------------------------------------------------
15.01 - 20.00              7       511,873       0.52     73,389   5.394     756     17.42       169        168     1
---------------------------------------------------------------------------------------------------------------------
20.01 - 25.00             22     2,174,349       2.22     99,203   5.600     747     22.79       174        173     1
---------------------------------------------------------------------------------------------------------------------
25.01 - 30.00             31     3,671,780       3.74    118,881   5.451     747     27.57       170        169     1
---------------------------------------------------------------------------------------------------------------------
30.01 - 35.00             34     2,852,443       2.91     84,168   5.595     746     32.32       176        175     1
---------------------------------------------------------------------------------------------------------------------
35.01 - 40.00             48     5,258,716       5.36    109,988   5.548     747     37.50       176        175     1
---------------------------------------------------------------------------------------------------------------------
40.01 - 45.00             47     5,155,515       5.26    110,023   5.513     745     42.25       178        177     1
---------------------------------------------------------------------------------------------------------------------
45.01 - 50.00             62     7,074,054       7.21    114,556   5.606     730     47.61       177        176     1
---------------------------------------------------------------------------------------------------------------------
50.01 - 55.00             54     6,052,109       6.17    112,463   5.509     720     52.64       173        172     1
---------------------------------------------------------------------------------------------------------------------
55.01 - 60.00             71     7,673,753       7.82    108,402   5.544     732     57.47       178        178     1
---------------------------------------------------------------------------------------------------------------------
60.01 - 65.00             86     8,814,491       8.99    103,017   5.597     733     62.93       177        176     1
---------------------------------------------------------------------------------------------------------------------
65.01 - 70.00            132    14,743,655      15.03    112,086   5.702     719     68.49       178        177     1
---------------------------------------------------------------------------------------------------------------------
70.01 - 75.00            131    14,453,670      14.74    110,729   5.609     729     73.46       178        177     1
---------------------------------------------------------------------------------------------------------------------
75.01 - 80.00            164    15,995,658      16.31     97,845   5.690     733     79.34       179        178     1
---------------------------------------------------------------------------------------------------------------------
80.01 - 85.00              7       593,853       0.61     85,243   5.591     714     84.07       174        173     1
---------------------------------------------------------------------------------------------------------------------
85.01 - 90.00             41     2,585,061       2.64     63,343   5.695     738     89.11       179        178     1
---------------------------------------------------------------------------------------------------------------------
Total:                   948  $ 98,085,261     100.00% $ 103,842   5.611%    732     60.60%      177        176     1
---------------------------------------------------------------------------------------------------------------------

W.A.: 60.60%
Lowest: 1.76%
Highest: 90.00%

--------------------------------------------------------------------------------

11. Original Term

---------------------------------------------------------------------------------------------------------------------
                                             Percent
                     Number    Aggregate    of Loans    Average                               W.A.       W.A.
                       of       Current        by      Original    W.A.    W.A.     W.A.    Original  Remaining  W.A.
                    Mortgage   Principal    Principal  Principal  Gross    FICO   Original  Term to    Term to   Loan
Original Term        Loans      Balance      Balance    Balance   Coupon   Score    LTV     Maturity  Maturity   Age
---------------------------------------------------------------------------------------------------------------------
120                       82  $  4,840,456       4.93% $  59,623   5.556%    728     51.43%      120        119     1
---------------------------------------------------------------------------------------------------------------------
156                        1        81,177       0.08     81,177   5.125     710     46.20       156        156     0
---------------------------------------------------------------------------------------------------------------------
168                        1       160,000       0.16    160,000   5.250     761     21.65       168        168     0
---------------------------------------------------------------------------------------------------------------------
180                      864    93,003,629      94.82    108,000   5.615     732     61.15       180        179     1
---------------------------------------------------------------------------------------------------------------------
Total:                   948  $ 98,085,261     100.00% $ 103,842   5.611%    732     60.60%      177        176     1
---------------------------------------------------------------------------------------------------------------------

W.A.: 177.0 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2003-11
                                30 Yr Fixed Rate
                            Collateral Summary Report

                                Dec 5, 2003 16:22
--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $239,236,287.40
Loan Count: 1,757
Cut-off Date: 2003-12-01
Avg. Loan Balance: $136,161.80
Avg. Orig. Balance: $136,296.03
W.A. FICO*: 730
W.A. Orig. LTV: 72.29%
W.A. Cut-Off LTV: 72.22%
W.A. Gross Coupon: 6.2425%
W.A. Net Coupon: 5.9850%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 356 months
W.A. Rem. Term: 355 months
W.A. Age: 1 months
% over 80 COLTV: 16.45%
% over 100 COLTV: 2.38%
% with PMI: 16.56%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 27.88%
W.A. MI Adjusted LTV: 67.83%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.60%
% Conforming: 92.98%

* FICO not available for 4 loans, or 0.3% of the aggregate pool balance.
--------------------------------------------------------------------------------

2.  Original Balance

---------------------------------------
Original Balance                Percent
---------------------------------------
*** 50,000                         2.49%
---------------------------------------
50,001  -  150,000                41.87
---------------------------------------
150,001 -  250,000                31.39
---------------------------------------
250,001 -  350,000                14.64
---------------------------------------
350,001 -  450,000                 5.69
---------------------------------------
450,001 -  550,000                 2.59
---------------------------------------
550,001 -  650,000                 1.01
---------------------------------------
650,001 -  750,000                 0.31
---------------------------------------
Total:                           100.00%
---------------------------------------

Average: $136,296.03
Lowest: $11,700.00

*** is less than or equal to

Highest: $749,000.00

--------------------------------------------------------------------------------

3.  Cut-Off Balance

---------------------------------------
Cut-Off Balance                 Percent
---------------------------------------
*** 50,000                         2.49%
---------------------------------------
50,001  - 150,000                 41.93
---------------------------------------
150,001 - 250,000                 31.33
---------------------------------------
250,001 - 350,000                 14.64
---------------------------------------
350,001 - 450,000                  5.69
---------------------------------------
450,001 - 550,000                  2.59
---------------------------------------
550,001 - 650,000                  1.01
---------------------------------------
650,001 - 750,000                  0.31
---------------------------------------
Total:                           100.00%
---------------------------------------

Average: $136,161.80
Lowest: $11,700.00
Highest: $749,000.00
--------------------------------------------------------------------------------

4.  Index

---------------------------------------
Index                           Percent
---------------------------------------
FIX                              100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

---------------------------------------
Product Type                    Percent
---------------------------------------
30 YR FIXED                       96.01%
---------------------------------------
20 YR FIXED                        3.01
---------------------------------------
25 YR FIXED                        0.99
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

---------------------------------------
Coupon                          Percent
---------------------------------------
4.626 - 4.750                      0.26%
---------------------------------------
4.751 - 4.875                      0.09
---------------------------------------
4.876 - 5.000                      0.30
---------------------------------------
5.001 - 5.125                      0.04
---------------------------------------

*** is less than or equal to

---------------------------------------
5.126 - 5.250                      0.84
---------------------------------------
5.251 - 5.375                      0.98
---------------------------------------
5.376 - 5.500                      1.72
---------------------------------------
5.501 - 5.625                      2.03
---------------------------------------
5.626 - 5.750                      5.26
---------------------------------------
5.751 - 5.875                     12.81
---------------------------------------
5.876 - 6.000                     10.04
---------------------------------------
6.001 - 6.125                      7.43
---------------------------------------
6.126 - 6.250                     14.24
---------------------------------------
6.251 - 6.375                     12.90
---------------------------------------
6.376 - 6.500                     11.44
---------------------------------------
6.501 - 6.625                      7.34
---------------------------------------
6.626 - 6.750                      6.52
---------------------------------------
6.751 - 6.875                      2.53
---------------------------------------
6.876 - 7.000                      1.04
---------------------------------------
7.001 - 7.125                      0.73
---------------------------------------
7.126 - 7.250                      0.34
---------------------------------------
7.251 - 7.375                      0.31
---------------------------------------
7.376 - 7.500                      0.26
---------------------------------------
7.501 - 7.625                      0.19
---------------------------------------
7.626 - 7.750                      0.06
---------------------------------------
7.751 - 7.875                      0.22
---------------------------------------
8.001 - 8.125                      0.06
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 6.243
Lowest: 4.750
Highest: 8.125
--------------------------------------------------------------------------------

7.  Credit Score

---------------------------------------
Credit Score                    Percent
---------------------------------------
800 - 849                          2.19%
---------------------------------------
750 - 799                         34.47
---------------------------------------
700 - 749                         37.89
---------------------------------------
650 - 699                         21.12
---------------------------------------
600 - 649                          4.05
---------------------------------------
N/A                                0.28
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 730
Lowest: 610

Highest: 839

--------------------------------------------------------------------------------

8.  Lien Position

---------------------------------------
Lien Position                   Percent
---------------------------------------
1                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

---------------------------------------
Loan Purpose                    Percent
---------------------------------------
Purchase                          46.32%
---------------------------------------
Refinance-Cashout                 31.98
---------------------------------------
Refinance-Rate/Term               21.70
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

10. Property Type

---------------------------------------
Property Type                   Percent
---------------------------------------
SFR                               62.05%
---------------------------------------
2-Family                          11.11
---------------------------------------
Condo                             10.14
---------------------------------------
PUD Detach                         7.63
---------------------------------------
4-Family                           3.96
---------------------------------------
PUD Attach                         2.28
---------------------------------------
3-Family                           2.17
---------------------------------------
Townhouse                          0.65
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

---------------------------------------
Appraisal Method                Percent
---------------------------------------
AVM                               14.53%
---------------------------------------
FULL                              85.47
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

12. Documentation

---------------------------------------
Documentation                   Percent
---------------------------------------
Reduced                           39.61%
---------------------------------------
Standard                          33.68
---------------------------------------
Stated                            20.11
---------------------------------------
No Ratio                           5.24
---------------------------------------
All Ready Home                     0.86
---------------------------------------
Rapid                              0.50
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

---------------------------------------
Occupancy Status                Percent
---------------------------------------
Investor                          61.49%
---------------------------------------
Primary                           37.38
---------------------------------------
Secondary                          1.13
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

---------------------------------------
PMI Providers                   Percent
---------------------------------------
NONE                              83.44%
---------------------------------------
GEMIC                              6.23
---------------------------------------
UGIC                               4.82
---------------------------------------
RMIC                               2.39
---------------------------------------
PMIC                               2.18
---------------------------------------
TGIC                               0.57
---------------------------------------
RGIC                               0.38
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

15. State

---------------------------------------
State                           Percent
---------------------------------------
California                        35.58%
---------------------------------------
Florida                           12.53
---------------------------------------
Texas                              5.63
---------------------------------------
Maryland                           3.84
---------------------------------------
Virginia                           3.65
---------------------------------------
Other                             38.77
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

16. California

---------------------------------------
California                      Percent
---------------------------------------
Northern California               45.50%
---------------------------------------
Southern California               54.50
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

---------------------------------------
Zip Code                        Percent
---------------------------------------
60201                              0.60%
---------------------------------------
34145                              0.50
---------------------------------------
22192                              0.49
---------------------------------------
80487                              0.45
---------------------------------------
96744                              0.40
---------------------------------------
Other                             97.57
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

---------------------------------------
Delinquency*                    Percent
---------------------------------------
0-29 days                        100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

---------------------------------------
Times 30 Days DLQ               Percent
---------------------------------------
0                                 99.89%
---------------------------------------
1                                  0.11
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

---------------------------------------
Convertible Flag                Percent
---------------------------------------
N                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

---------------------------------------
Buydown Agreement               Percent
---------------------------------------
N                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

22. Original Term

---------------------------------------
Original Term                   Percent
---------------------------------------
240                                3.01%
---------------------------------------
300                                0.99
---------------------------------------
360                               96.01
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 355.8 months
Lowest: 240 months
Highest: 360 months
--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

---------------------------------------
Cut-Off Remaining Term          Percent
---------------------------------------
235 - 240                          3.01%
---------------------------------------
295 - 300                          0.99
---------------------------------------
349 - 354                          0.83
---------------------------------------
355 - 360                         95.18
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 355.0 months
Lowest: 237 months
Highest: 360 months
--------------------------------------------------------------------------------

24. Cutoff Loan Age

---------------------------------------
Cutoff Loan Age                 Percent
---------------------------------------
0                                 29.28%
---------------------------------------
1 - 6                             70.45
---------------------------------------
7 - 12                             0.27
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 0.8 months
Lowest: 0 months
Highest: 9 months
--------------------------------------------------------------------------------

25. OLTV

---------------------------------------
OLTV                            Percent
---------------------------------------
*** 20.00                          0.22%
---------------------------------------
20.01 - 25.00                      0.62
---------------------------------------
25.01 - 30.00                      1.13
---------------------------------------
30.01 - 35.00                      0.68
---------------------------------------
35.01 - 40.00                      2.01
---------------------------------------
40.01 - 45.00                      2.17
---------------------------------------
45.01 - 50.00                      3.76
---------------------------------------
50.01 - 55.00                      3.36
---------------------------------------
55.01 - 60.00                      5.17
---------------------------------------
60.01 - 65.00                      7.09
---------------------------------------
65.01 - 70.00                     12.21
---------------------------------------
70.01 - 75.00                     14.02
---------------------------------------
75.01 - 80.00                     31.00
---------------------------------------
80.01 - 85.00                      1.40
---------------------------------------
85.01 - 90.00                      7.17
---------------------------------------
90.01 - 95.00                      0.66
---------------------------------------
95.01 - 100.00                     4.88
---------------------------------------
**** 100.01                        2.44
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 72.29%
Lowest: 15.00%
Highest: 103.00%
--------------------------------------------------------------------------------

26. Cut-Off LTV

---------------------------------------
Cut-Off LTV                     Percent
---------------------------------------
*** 20.00                          0.22%
---------------------------------------
20.01 - 25.00                      0.62
---------------------------------------
25.01 - 30.00                      1.13
---------------------------------------
30.01 - 35.00                      0.68
---------------------------------------
35.01 - 40.00                      2.01
---------------------------------------
40.01 - 45.00                      2.17
---------------------------------------
45.01 - 50.00                      3.84
---------------------------------------
50.01 - 55.00                      3.34
---------------------------------------
55.01 - 60.00                      5.11
---------------------------------------
60.01 - 65.00                      7.25
---------------------------------------
65.01 - 70.00                     12.11
---------------------------------------
70.01 - 75.00                     14.13
---------------------------------------

***  is less than or equal to
**** is greater than or equal to

---------------------------------------
75.01 - 80.00                     30.95
---------------------------------------
80.01 - 85.00                      1.29
---------------------------------------
85.01 - 90.00                      7.17
---------------------------------------
90.01 - 95.00                      0.66
---------------------------------------
95.01 - 100.00                     4.94
---------------------------------------
**** 100.01                        2.38
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 72.22%
Lowest: 15.00%
Highest: 103.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

**** is greater than or equal to

                            Global Structured Finance

                             BoAALT 2003-11 Group 1
                           30YR CB Non-Owner Occupied
                            Collateral Summary Report

                                Dec 5, 2003 16:07

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $148,295,564.41
Loan Count: 1,235
Cut-off Date: 2003-12-01
Avg. Loan Balance: $120,077.38
Avg. Orig. Balance: $120,194.10
W.A. FICO*: 731
W.A. Orig. LTV: 67.86%
W.A. Cut-Off LTV: 67.80%
W.A. Gross Coupon: 6.2391%
W.A. Net Coupon: 5.9816%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 354 months
W.A. Rem. Term: 353 months
W.A. Age: 1 months
% over 80 COLTV: 8.88%
% over 100 COLTV: 0.00%
% with PMI: 8.94%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 23.49%
W.A. MI Adjusted LTV: 65.92%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.96%
% Conforming: 100.00%

*  FICO not available for 4 loans, or 0.4% of the aggregate pool balance.

--------------------------------------------------------------------------------

2.  Original Balance

---------------------------------------
Original Balance                Percent
---------------------------------------
*** 50,000                         3.62%
---------------------------------------
50,001 - 150,000                  49.58
---------------------------------------
150,001 - 250,000                 29.07
---------------------------------------
250,001 - 350,000                 13.89
---------------------------------------
350,001 - 450,000                  2.84
---------------------------------------
450,001 - 550,000                  1.00
---------------------------------------
Total:                           100.00%
---------------------------------------

Average: $120,194.10
Lowest: $11,700.00
Highest: $530,625.00

--------------------------------------------------------------------------------

3.  Cut-Off Balance

*** is less than or equal to

---------------------------------------
Cut-Off Balance                 Percent
---------------------------------------
*** 50,000                         3.62%
---------------------------------------
50,001 - 150,000                  49.68
---------------------------------------
150,001 - 250,000                 28.97
---------------------------------------
250,001 - 350,000                 13.89
---------------------------------------
350,001 - 450,000                  2.84
---------------------------------------
450,001 - 550,000                  1.00
---------------------------------------
Total:                           100.00%
---------------------------------------

Average: $120,077.38
Lowest: $11,700.00
Highest: $530,109.26

--------------------------------------------------------------------------------

4. Index

---------------------------------------
Index                           Percent
---------------------------------------
FIX                              100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

5.  Product Type

---------------------------------------
Product Type                    Percent
---------------------------------------
30 YR FIXED                       94.28%
---------------------------------------
20 YR FIXED                        4.53
---------------------------------------
25 YR FIXED                        1.20
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

6.  Coupon

---------------------------------------
Coupon                          Percent
---------------------------------------
4.626 - 4.750                      0.19%
---------------------------------------
4.751 - 4.875                      0.05
---------------------------------------
4.876 - 5.000                      0.30
---------------------------------------
5.126 - 5.250                      1.24
---------------------------------------
5.251 - 5.375                      1.32
---------------------------------------
5.376 - 5.500                      1.91
---------------------------------------
5.501 - 5.625                      1.53
---------------------------------------
5.626 - 5.750                      5.14
---------------------------------------
5.751 - 5.875                     13.10
---------------------------------------
5.876 - 6.000                      8.25
---------------------------------------
*** is less than or equal to

---------------------------------------
6.001 - 6.125                      7.06
---------------------------------------
6.126 - 6.250                     12.86
---------------------------------------
6.251 - 6.375                     15.11
---------------------------------------
6.376 - 6.500                     12.33
---------------------------------------
6.501 - 6.625                      8.00
---------------------------------------
6.626 - 6.750                      7.44
---------------------------------------
6.751 - 6.875                      2.43
---------------------------------------
6.876 - 7.000                      0.83
---------------------------------------
7.001 - 7.125                      0.40
---------------------------------------
7.126 - 7.250                      0.05
---------------------------------------
7.251 - 7.375                      0.13
---------------------------------------
7.376 - 7.500                      0.12
---------------------------------------
7.626 - 7.750                      0.09
---------------------------------------
8.001 - 8.125                      0.10
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 6.239
Lowest: 4.750
Highest: 8.125

--------------------------------------------------------------------------------

7.  Credit Score

---------------------------------------
Credit Score                    Percent
---------------------------------------
800 - 849                          2.98%
---------------------------------------
750 - 799                         38.70
---------------------------------------
700 - 749                         31.39
---------------------------------------
650 - 699                         21.66
---------------------------------------
600 - 649                          4.82
---------------------------------------
N/A                                0.45
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 731
Lowest: 620
Highest: 839

--------------------------------------------------------------------------------

8.  Lien Position

---------------------------------------
Lien Position                   Percent
---------------------------------------
1                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

9.  Loan Purpose

---------------------------------------
Loan Purpose                    Percent
---------------------------------------
Purchase                          36.67%
---------------------------------------
Refinance-Cashout                 36.37
---------------------------------------
Refinance-Rate/Term               26.96
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

10. Property Type

---------------------------------------
Property Type                   Percent
---------------------------------------
SFR                               55.13%
---------------------------------------
2-Family                          14.85
---------------------------------------
Condo                             11.82
---------------------------------------
4-Family                           6.29
---------------------------------------
PUD Detach                         5.50
---------------------------------------
3-Family                           3.36
---------------------------------------
PUD Attach                         2.11
---------------------------------------
Townhouse                          0.93
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

---------------------------------------
Appraisal Method                Percent
---------------------------------------
AVM                               22.29%
---------------------------------------
FULL                              77.71
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

12. Documentation

---------------------------------------
Documentation                   Percent
---------------------------------------
Reduced                           63.59%
---------------------------------------
Standard                          28.72
---------------------------------------
Stated                             5.22
---------------------------------------
All Ready Home                     1.28
---------------------------------------
No Ratio                           0.64
---------------------------------------
Rapid                              0.55
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

---------------------------------------
Occupancy Status                Percent
---------------------------------------
Investor                          98.43%
---------------------------------------
Secondary                          1.57
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

---------------------------------------
PMI Providers                   Percent
---------------------------------------
NONE                              91.06%
---------------------------------------
UGIC                               2.38
---------------------------------------
GEMIC                              2.28
---------------------------------------
RMIC                               2.04
---------------------------------------
PMIC                               1.50
---------------------------------------
RGIC                               0.40
---------------------------------------
TGIC                               0.34
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

15. State

---------------------------------------
State                           Percent
---------------------------------------
California                        37.65%
---------------------------------------
Florida                           14.73
---------------------------------------
Texas                              4.09
---------------------------------------
Colorado                           3.43
---------------------------------------
Illinois                           3.29
---------------------------------------
Other                             36.82
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

16. California

---------------------------------------
California                      Percent
---------------------------------------
Northern California               46.52%
---------------------------------------
Southern California               53.48
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

---------------------------------------
Zip Code                        Percent
---------------------------------------
60201                              0.96%
---------------------------------------
80487                              0.72
---------------------------------------
34145                              0.65
---------------------------------------
60640                              0.63
---------------------------------------
95062                              0.60
---------------------------------------
Other                             96.44
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

---------------------------------------
Delinquency*                    Percent
---------------------------------------
0-29 days                        100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

*  MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

---------------------------------------
Times 30 Days DLQ               Percent
---------------------------------------
0                                 99.82%
---------------------------------------
1                                  0.18
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

---------------------------------------
Convertible Flag                Percent
---------------------------------------
N                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

---------------------------------------
Buydown Agreement               Percent
---------------------------------------
N                                100.00%
---------------------------------------
Total:                           100.00%
---------------------------------------

--------------------------------------------------------------------------------

22. Original Term

---------------------------------------
Original Term                   Percent
---------------------------------------
240                                4.53%
---------------------------------------

---------------------------------------
300                                1.20
---------------------------------------
360                               94.28
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 353.9 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

---------------------------------------
Cut-Off Remaining Term          Percent
---------------------------------------
235 - 240                          4.53%
---------------------------------------
295 - 300                          1.20
---------------------------------------
349 - 354                          0.09
---------------------------------------
355 - 360                         94.19
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 353.1 months
Lowest: 238 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

---------------------------------------
Cutoff Loan Age                 Percent
---------------------------------------
0                                 27.49%
---------------------------------------
1 - 6                             72.51
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 0.8 months
Lowest: 0 months
Highest: 6 months

--------------------------------------------------------------------------------

25. OLTV

---------------------------------------
OLTV                            Percent
---------------------------------------
*** 20.00                          0.35%
---------------------------------------
20.01 - 25.00                      0.90
---------------------------------------
25.01 - 30.00                      1.65
---------------------------------------
30.01 - 35.00                      1.01
---------------------------------------
35.01 - 40.00                      2.15
---------------------------------------
40.01 - 45.00                      3.32
---------------------------------------
45.01 - 50.00                      4.33
---------------------------------------
50.01 - 55.00                      4.57
---------------------------------------

***is less than or equal to

---------------------------------------
55.01 - 60.00                      7.10
---------------------------------------
60.01 - 65.00                      8.71
---------------------------------------
65.01 - 70.00                     16.47
---------------------------------------
70.01 - 75.00                     15.52
---------------------------------------
75.01 - 80.00                     24.96
---------------------------------------
80.01 - 85.00                      1.38
---------------------------------------
85.01 - 90.00                      7.39
---------------------------------------
90.01 - 95.00                      0.04
---------------------------------------
95.01 - 100.00                     0.14
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 67.86%
Lowest: 15.00%
Highest: 100.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

---------------------------------------
Cut-Off LTV                     Percent
---------------------------------------
*** 20.00                          0.35%
---------------------------------------
20.01 - 25.00                      0.90
---------------------------------------
25.01 - 30.00                      1.65
---------------------------------------
30.01 - 35.00                      1.01
---------------------------------------
35.01 - 40.00                      2.15
---------------------------------------
40.01 - 45.00                      3.32
---------------------------------------
45.01 - 50.00                      4.35
---------------------------------------
50.01 - 55.00                      4.66
---------------------------------------
55.01 - 60.00                      7.01
---------------------------------------
60.01 - 65.00                      8.88
---------------------------------------
65.01 - 70.00                     16.40
---------------------------------------
70.01 - 75.00                     15.42
---------------------------------------
75.01 - 80.00                     25.02
---------------------------------------
80.01 - 85.00                      1.32
---------------------------------------
85.01 - 90.00                      7.39
---------------------------------------
90.01 - 95.00                      0.04
---------------------------------------
95.01 - 100.00                     0.14
---------------------------------------
Total:                           100.00%
---------------------------------------

W.A.: 67.80%
Lowest: 15.00%
Highest: 100.00%

*** is less than or equal to
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2003-11
                                30 Yr Fixed Rate

                                  1,757 records
                              Balance: 239,236,287
                                Dec 5, 2003 16:23
--------------------------------------------------------------------------------

1.  Original Balance

--------------------------------------------------------------------------------------------------------------------------
                                                Percent
                       Number     Aggregate    of Loans     Average                                W.A.       W.A.
                         of        Current        by       Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                      Mortgage    Principal    Principal   Principal  Gross    FICO   Original   Term to    Term to   Loan
Original Balance       Loans       Balance      Balance     Balance   Coupon   Score    LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------
*** 50,000                 154  $   5,957,917       2.49%  $  38,728   6.413%    731     72.71%       346        345     1
--------------------------------------------------------------------------------------------------------------------------
50,001 - 150,000         1,033    100,168,133      41.87      97,076   6.294     730     72.89        355        354     1
--------------------------------------------------------------------------------------------------------------------------
150,001 - 250,000          398     75,102,523      31.39     188,865   6.196     728     72.59        356        355     1
--------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000          120     35,013,535      14.64     292,100   6.191     732     71.09        358        357     1
--------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000           35     13,619,185       5.69     389,378   6.180     735     72.19        360        359     1
--------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000           12      6,197,844       2.59     516,823   6.157     723     68.32        360        359     1
--------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000            4      2,428,150       1.01     607,313   6.279     725     72.71        360        360     0
--------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000            1        749,000       0.31     749,000   6.750     728     48.32        360        360     0
--------------------------------------------------------------------------------------------------------------------------
Total:                   1,757  $ 239,236,287     100.00%  $ 136,296   6.243%    730     72.29%       356        355     1
--------------------------------------------------------------------------------------------------------------------------

Average: $136,296.03
Lowest: $11,700.00
Highest: $749,000.00

--------------------------------------------------------------------------------

2.  Gross Coupon

--------------------------------------------------------------------------------------------------------------------------
                                                Percent
                       Number     Aggregate    of Loans     Average                                W.A.       W.A.
                         of        Current        by       Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                      Mortgage    Principal    Principal   Principal  Gross    FICO   Original   Term to    Term to   Loan
Gross Coupon           Loans       Balance      Balance     Balance   Coupon   Score    LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------
4.626 - 4.750                6  $     612,808       0.26%  $ 102,413   4.750%    734     65.05%       322        320     2
--------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875                3        224,153       0.09      74,812   4.875     676     79.47        360        359     1
--------------------------------------------------------------------------------------------------------------------------
4.876 - 5.000                6        720,071       0.30     120,204   5.000     733     69.68        360        359     1
--------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125                1        106,320       0.04     106,320   5.125     692     83.58        360        360     0
--------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250               15      1,997,643       0.84     133,382   5.250     710     68.25        358        357     1
--------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375               16      2,353,908       0.98     147,365   5.375     716     71.56        347        346     1
--------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500               30      4,112,847       1.72     137,378   5.500     720     68.53        346        344     1
--------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625               32      4,865,016       2.03     152,254   5.625     739     68.56        349        348     1
--------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750               80     12,594,193       5.26     157,603   5.750     731     68.15        354        353     1
--------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875              194     30,645,222      12.81     158,126   5.875     735     69.52        354        353     1
--------------------------------------------------------------------------------------------------------------------------

*** is greater than or equal to

--------------------------------------------------------------------------------------------------------------------------
5.876 - 6.000              162     24,030,120      10.04     148,484   6.000     736     72.79        355        355     1
--------------------------------------------------------------------------------------------------------------------------
6.001 - 6.125              122     17,774,587       7.43     145,894   6.125     732     73.15        356        356     1
--------------------------------------------------------------------------------------------------------------------------
6.126 - 6.250              219     34,055,530      14.24     155,628   6.250     735     73.20        358        357     1
--------------------------------------------------------------------------------------------------------------------------
6.251 - 6.375              238     30,868,082      12.90     129,801   6.375     728     71.25        359        358     1
--------------------------------------------------------------------------------------------------------------------------
6.376 - 6.500              219     27,377,894      11.44     125,136   6.500     725     73.57        353        352     1
--------------------------------------------------------------------------------------------------------------------------
6.501 - 6.625              159     17,559,421       7.34     110,508   6.625     725     77.09        356        355     1
--------------------------------------------------------------------------------------------------------------------------
6.626 - 6.750              134     15,601,652       6.52     116,529   6.750     727     72.21        358        358     1
--------------------------------------------------------------------------------------------------------------------------
6.751 - 6.875               54      6,053,598       2.53     112,202   6.875     715     72.54        360        359     1
--------------------------------------------------------------------------------------------------------------------------
6.876 - 7.000               22      2,495,581       1.04     113,560   7.000     711     74.50        360        359     1
--------------------------------------------------------------------------------------------------------------------------
7.001 - 7.125               16      1,755,855       0.73     109,839   7.125     723     78.06        360        359     1
--------------------------------------------------------------------------------------------------------------------------
7.126 - 7.250                8        811,856       0.34     101,684   7.250     710     89.40        360        359     1
--------------------------------------------------------------------------------------------------------------------------
7.251 - 7.375                8        731,599       0.31      91,511   7.375     724     69.83        360        359     1
--------------------------------------------------------------------------------------------------------------------------
7.376 - 7.500                4        623,016       0.26     155,825   7.500     726     73.72        360        359     1
--------------------------------------------------------------------------------------------------------------------------
7.501 - 7.625                3        453,892       0.19     151,369   7.625     744     75.08        360        359     1
--------------------------------------------------------------------------------------------------------------------------
7.626 - 7.750                2        137,544       0.06      68,800   7.750     754     75.03        360        359     1
--------------------------------------------------------------------------------------------------------------------------
7.751 - 7.875                2        525,338       0.22     262,850   7.875     766     86.36        360        359     1
--------------------------------------------------------------------------------------------------------------------------
8.001 - 8.125                2        148,542       0.06      74,350   8.125     711     76.87        360        358     2
--------------------------------------------------------------------------------------------------------------------------
Total:                   1,757  $ 239,236,287     100.00%  $ 136,296   6.243%    730     72.29%       356        355     1
--------------------------------------------------------------------------------------------------------------------------

W.A.: 6.243%
Lowest: 4.750%
Highest: 8.125%

--------------------------------------------------------------------------------

3. Credit Score

--------------------------------------------------------------------------------------------------------------------------
                                                Percent
                       Number     Aggregate    of Loans     Average                                W.A.       W.A.
                         of        Current        by       Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                      Mortgage    Principal    Principal   Principal  Gross    FICO   Original   Term to    Term to   Loan
Credit Score           Loans       Balance      Balance     Balance   Coupon   Score    LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------
825 - 849                    3  $     377,517       0.16%  $ 126,085   5.809%    836     40.87%       270        269     1
--------------------------------------------------------------------------------------------------------------------------
800 - 824                   41      4,870,607       2.04     118,947   6.189     806     71.26        353        352     1
--------------------------------------------------------------------------------------------------------------------------
775 - 799                  254     34,882,466      14.58     137,489   6.225     785     68.41        357        356     1
--------------------------------------------------------------------------------------------------------------------------
750 - 774                  359     47,578,465      19.89     132,670   6.201     763     72.33        355        354     1
--------------------------------------------------------------------------------------------------------------------------
725 - 749                  317     44,165,562      18.46     139,451   6.283     737     74.01        358        357     1
--------------------------------------------------------------------------------------------------------------------------
700 - 724                  328     46,480,581      19.43     141,848   6.248     713     73.64        357        356     1
--------------------------------------------------------------------------------------------------------------------------
675 - 699                  240     34,316,742      14.34     143,097   6.257     688     72.95        357        356     1
--------------------------------------------------------------------------------------------------------------------------
650 - 674                  130     16,217,698       6.78     124,860   6.199     664     71.24        353        352     1
--------------------------------------------------------------------------------------------------------------------------
625 - 649                   68      8,150,477       3.41     120,004   6.321     639     72.65        350        349     1
--------------------------------------------------------------------------------------------------------------------------
600 - 624                   13      1,530,551       0.64     117,810   6.448     620     71.11        360        359     1
--------------------------------------------------------------------------------------------------------------------------
N/A                          4        665,623       0.28     166,800   6.564       0     80.00        360        357     3
--------------------------------------------------------------------------------------------------------------------------
Total:                   1,757  $ 239,236,287     100.00%  $ 136,296   6.243%    730     72.29%       356        355     1
--------------------------------------------------------------------------------------------------------------------------

W.A.: 730
Lowest: 610
Highest: 839

--------------------------------------------------------------------------------

4.  Index

--------------------------------------------------------------------------------------------------------------------------
                                                Percent
                       Number     Aggregate    of Loans     Average                                W.A.       W.A.
                         of        Current        by       Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                      Mortgage    Principal    Principal   Principal  Gross    FICO   Original   Term to    Term to   Loan
Index                  Loans       Balance      Balance     Balance   Coupon   Score    LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------
FIX                      1,757  $ 239,236,287     100.00%  $ 136,296   6.243%    730     72.29%       356        355     1
--------------------------------------------------------------------------------------------------------------------------
Total:                   1,757  $ 239,236,287     100.00%  $ 136,296   6.243%    730     72.29%       356        355     1
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.  Loan Purpose

--------------------------------------------------------------------------------------------------------------------------
                                                Percent
                       Number     Aggregate    of Loans     Average                                W.A.       W.A.
                         of        Current        by       Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                      Mortgage    Principal    Principal   Principal  Gross    FICO   Original   Term to    Term to   Loan
Loan Purpose           Loans       Balance      Balance     Balance   Coupon   Score    LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------
Purchase                   834  $ 110,813,884      46.32%  $ 133,012   6.299%    737     81.22%       359        359     1
--------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout          524     76,517,478      31.98     146,139   6.254     723     65.17        355        354     1
--------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term        399     51,904,925      21.70     130,233   6.106     725     63.73        349        348     1
--------------------------------------------------------------------------------------------------------------------------
Total:                   1,757  $ 239,236,287     100.00%  $ 136,296   6.243%    730     72.29%       356        355     1
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

--------------------------------------------------------------------------------------------------------------------------
                                                Percent
                       Number     Aggregate    of Loans     Average                                W.A.       W.A.
                         of        Current        by       Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                      Mortgage    Principal    Principal   Principal  Gross    FICO   Original   Term to    Term to   Loan
Property Type          Loans       Balance      Balance     Balance   Coupon   Score    LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------
SFR                      1,149  $ 148,457,350      62.05%  $ 129,338   6.247%    729     73.19%       356        355     1
--------------------------------------------------------------------------------------------------------------------------
2-Family                   171     26,583,817      11.11     155,578   6.273     726     68.40        357        356     1
--------------------------------------------------------------------------------------------------------------------------
Condo                      198     24,251,427      10.14     122,594   6.210     738     71.66        353        353     1
--------------------------------------------------------------------------------------------------------------------------
PUD Detach                 110     18,261,154       7.63     166,210   6.234     729     78.43        356        355     1
--------------------------------------------------------------------------------------------------------------------------
4-Family                    44      9,484,425       3.96     215,694   6.185     728     64.80        357        356     1
--------------------------------------------------------------------------------------------------------------------------
PUD Attach                  43      5,452,679       2.28     126,978   6.246     730     76.54        355        354     1
--------------------------------------------------------------------------------------------------------------------------
3-Family                    29      5,184,141       2.17     178,940   6.185     744     55.58        349        348     1
--------------------------------------------------------------------------------------------------------------------------
Townhouse                   13      1,561,295       0.65     120,178   6.408     737     77.22        355        354     1
--------------------------------------------------------------------------------------------------------------------------
Total:                   1,757  $ 239,236,287     100.00%  $ 136,296   6.243%    730     72.29%       356        355     1
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7.  Occupancy Status

--------------------------------------------------------------------------------------------------------------------------
                                                Percent
                       Number     Aggregate    of Loans     Average                                W.A.       W.A.
                         of        Current        by       Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                      Mortgage    Principal    Principal   Principal  Gross    FICO   Original   Term to    Term to   Loan
Occupancy Status       Loans       Balance      Balance     Balance   Coupon   Score    LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------
Investor                 1,220  $ 147,114,440      61.49%  $ 120,702   6.239%    731     67.72%       354        353     1
--------------------------------------------------------------------------------------------------------------------------
Primary                    518     89,423,667      37.38     172,807   6.247     728     79.70        359        358     1
--------------------------------------------------------------------------------------------------------------------------
Secondary                   19      2,698,181       1.13     142,202   6.299     725     76.09        360        359     1
--------------------------------------------------------------------------------------------------------------------------
Total:                   1,757  $ 239,236,287     100.00%  $ 136,296   6.243%    730     72.29%       356        355     1
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.  Geographic Distribution

--------------------------------------------------------------------------------------------------------------------------
                                                Percent
                       Number     Aggregate    of Loans     Average                                W.A.       W.A.
                         of        Current        by       Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
Geographic            Mortgage    Principal    Principal   Principal  Gross    FICO   Original   Term to    Term to   Loan
Distribution           Loans       Balance      Balance     Balance   Coupon   Score    LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------
California                 442  $  85,127,839      35.58%  $ 192,759   6.186%    735     64.82%       355        355     1
--------------------------------------------------------------------------------------------------------------------------
Florida                    288     29,981,680      12.53     104,218   6.346     724     77.25        357        356     1
--------------------------------------------------------------------------------------------------------------------------
Texas                      124     13,473,853       5.63     108,781   6.135     716     82.63        352        352     1
--------------------------------------------------------------------------------------------------------------------------
Maryland                    65      9,174,982       3.84     141,311   6.347     727     75.56        353        352     1
--------------------------------------------------------------------------------------------------------------------------
Virginia                    66      8,733,570       3.65     132,470   6.233     724     76.26        356        355     1
--------------------------------------------------------------------------------------------------------------------------
Georgia                     63      7,800,583       3.26     123,916   6.325     717     79.20        359        358     1
--------------------------------------------------------------------------------------------------------------------------
Illinois                    38      7,505,929       3.14     197,667   6.295     721     71.78        360        359     1
--------------------------------------------------------------------------------------------------------------------------
Colorado                    36      6,498,387       2.72     180,673   6.193     728     72.82        357        357     1
--------------------------------------------------------------------------------------------------------------------------
North Carolina              65      6,194,627       2.59      95,406   6.315     725     80.29        357        356     1
--------------------------------------------------------------------------------------------------------------------------
Washington                  44      6,031,907       2.52     137,198   6.265     730     75.21        359        358     1
--------------------------------------------------------------------------------------------------------------------------
Missouri                    53      5,131,482       2.14      96,905   6.390     732     78.97        356        355     1
--------------------------------------------------------------------------------------------------------------------------
Nevada                      44      5,046,385       2.11     114,861   6.160     742     71.73        352        350     1
--------------------------------------------------------------------------------------------------------------------------
Hawaii                      23      4,303,785       1.80     187,665   5.950     741     65.32        348        347     1
--------------------------------------------------------------------------------------------------------------------------
Arizona                     38      3,867,544       1.62     101,867   6.342     740     74.96        360        359     1
--------------------------------------------------------------------------------------------------------------------------
South Carolina              35      3,760,953       1.57     107,664   6.189     718     84.10        354        353     1
--------------------------------------------------------------------------------------------------------------------------
New York                    20      3,563,341       1.49     178,325   6.139     731     68.21        358        357     1
--------------------------------------------------------------------------------------------------------------------------
District of Columbia        19      3,477,885       1.45     183,212   6.317     737     72.18        352        352     1
--------------------------------------------------------------------------------------------------------------------------
Kansas                      33      2,392,804       1.00      72,575   6.323     738     81.46        358        357     1
--------------------------------------------------------------------------------------------------------------------------
Pennsylvania                29      2,256,976       0.94      77,879   6.341     728     79.01        353        352     1
--------------------------------------------------------------------------------------------------------------------------
New Mexico                  17      2,224,147       0.93     130,895   6.422     721     83.33        360        359     1
--------------------------------------------------------------------------------------------------------------------------
Other                      215     22,687,628       9.48     105,622   6.288     730     74.92        357        356     1
--------------------------------------------------------------------------------------------------------------------------
Total:                   1,757  $ 239,236,287     100.00%  $ 136,296   6.243%    730     72.29%       356        355     1
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9.  County Distribution

--------------------------------------------------------------------------------------------------------------------------
                                                Percent
                       Number     Aggregate    of Loans     Average                                W.A.       W.A.
                         of        Current        by       Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
County                Mortgage    Principal    Principal   Principal  Gross    FICO   Original   Term to    Term to   Loan
Distribution           Loans       Balance      Balance     Balance   Coupon   Score    LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------
LOS ANGELES ,CA            115  $  23,615,770       9.87%  $ 205,505   6.157%    734     66.53%       355        355     1
--------------------------------------------------------------------------------------------------------------------------
ORANGE ,CA                  31      6,727,691       2.81     217,206   6.066     744     64.40        347        346     1
--------------------------------------------------------------------------------------------------------------------------
COOK ,IL                    25      5,842,852       2.44     233,891   6.241     720     68.73        360        359     1
--------------------------------------------------------------------------------------------------------------------------
RIVERSIDE ,CA               33      5,266,989       2.20     159,735   6.221     728     69.60        353        352     1
--------------------------------------------------------------------------------------------------------------------------
SACRAMENTO ,CA              33      4,973,627       2.08     150,937   6.132     736     66.81        360        359     1
--------------------------------------------------------------------------------------------------------------------------
BROWARD ,FL                 38      4,522,517       1.89     119,154   6.291     735     79.29        358        357     1
--------------------------------------------------------------------------------------------------------------------------
ALAMEDA ,CA                 18      4,480,347       1.87     249,107   6.203     713     58.66        355        355     1
--------------------------------------------------------------------------------------------------------------------------
SAN DIEGO ,CA               24      4,148,752       1.73     172,996   6.226     746     56.94        356        355     1
--------------------------------------------------------------------------------------------------------------------------
SANTA CLARA ,CA             14      3,915,747       1.64     279,941   6.131     748     67.17        354        353     1
--------------------------------------------------------------------------------------------------------------------------
DIST OF COLUMBIA ,DC        19      3,477,885       1.45     183,212   6.317     737     72.18        352        352     1
--------------------------------------------------------------------------------------------------------------------------
Other                    1,407    172,264,110      72.01     122,560   6.266     728     74.41        356        355     1
--------------------------------------------------------------------------------------------------------------------------
Total:                   1,757  $ 239,236,287     100.00%  $ 136,296   6.243%    730     72.29%       356        355     1
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

--------------------------------------------------------------------------------------------------------------------------
                                                Percent
                       Number     Aggregate    of Loans     Average                                W.A.       W.A.
                         of        Current        by       Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                      Mortgage    Principal    Principal   Principal  Gross    FICO   Original   Term to    Term to   Loan
Original LTV           Loans       Balance      Balance     Balance   Coupon   Score    LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                1  $     149,994       0.06%  $ 150,000   6.375%    745     15.00%       360        360     0
--------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                6        368,087       0.15      61,482   6.133     779     18.31        360        359     1
--------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00               14      1,478,583       0.62     105,702   6.085     743     23.10        360        359     1
--------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00               24      2,695,318       1.13     112,394   6.233     749     27.39        348        347     1
--------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00               17      1,615,046       0.68      95,070   6.098     750     33.12        352        352     1
--------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00               31      4,804,086       2.01     155,140   6.161     736     37.56        340        339     1
--------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00               44      5,189,775       2.17     118,071   6.293     736     42.45        350        349     1
--------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00               65      8,993,548       3.76     138,476   6.225     735     47.52        350        349     1
--------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00               54      8,048,016       3.36     149,207   6.086     750     53.12        351        350     1
--------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00               90     12,374,872       5.17     137,604   6.193     740     57.55        354        353     1
--------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00              112     16,960,417       7.09     151,629   6.166     723     62.76        355        354     1
--------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00              188     29,213,142      12.21     155,530   6.182     719     68.44        356        356     1
--------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00              204     33,548,364      14.02     164,584   6.233     731     73.72        356        355     1
--------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00              555     74,167,586      31.00     133,748   6.290     728     79.52        357        357     1
--------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00               35      3,359,728       1.40      96,101   6.201     721     83.55        353        352     1
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00              171     17,159,101       7.17     100,436   6.393     732     89.60        359        358     1
--------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00               13      1,590,549       0.66     122,522   5.779     716     93.42        357        355     1
--------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00              87     11,673,507       4.88     134,398   6.255     723     98.91        360        358     2
--------------------------------------------------------------------------------------------------------------------------
100.01 - 105.00             46      5,846,567       2.44     127,438   6.361     746    102.66        360        359     1
--------------------------------------------------------------------------------------------------------------------------
Total:                   1,757  $ 239,236,287     100.00%  $ 136,296   6.243%    730     72.29%       356        355     1
--------------------------------------------------------------------------------------------------------------------------

W.A.: 72.29%
Lowest: 15.00%
Highest: 103.00%

--------------------------------------------------------------------------------

11. Original Term

--------------------------------------------------------------------------------------------------------------------------
                                                Percent
                       Number     Aggregate    of Loans     Average                                W.A.       W.A.
                         of        Current        by       Original    W.A.    W.A.     W.A.     Original  Remaining  W.A.
                      Mortgage    Principal    Principal   Principal  Gross    FICO   Original   Term to    Term to   Loan
Original Term          Loans       Balance      Balance     Balance   Coupon   Score    LTV      Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------
240                         75  $   7,196,014       3.01%  $  96,162   6.036%    733     59.83%       240        239     1
--------------------------------------------------------------------------------------------------------------------------
300                         26      2,361,354       0.99      91,011   6.243     707     68.84        300        299     1
--------------------------------------------------------------------------------------------------------------------------
360                      1,656    229,678,919      96.01     138,825   6.249     730     72.72        360        359     1
--------------------------------------------------------------------------------------------------------------------------
Total:                   1,757  $ 239,236,287     100.00%  $ 136,296   6.243%    730     72.29%       356        355     1
--------------------------------------------------------------------------------------------------------------------------

W.A.: 355.8 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.